SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DWS INVESTMENT TRUST

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DWS S&P 500 INDEX FUND

April 21, 2006

Dear Shareholders,

You are being asked to vote on a number of subjects related to the DWS fund you own, as part of a program initiated by Deutsche Investment Management Americas, Inc. (“DeIM”), your fund’s adviser. As Chairman of your fund’s Board, I would like to explain what these votes are about. This proxy may look complicated, but it represents an effort to simplify your fund’s governance system, fee and expense structure, governing documents and investment policies. It is the result of a long-term study and many meetings by your fund’s Board to consider these proposals.

Let me explain. You own one, if not more, DWS funds. These funds were previously named Scudder funds, as discussed in more detail below, and may have had other names in the past (Kemper, Morgan Grenfell, Alex Brown, Bankers Trust, Deutsche). Because DeIM had built its mutual fund business by buying other firms, a number of DWS funds were very similar, if not identical, in nature. Some were offered just to certain types of investors and many, even those with similar names and investment objectives, had differing fee structures because of their different history.

Because it is expensive to manage small mutual funds and inefficient to have several funds with similar investment goals, the Board and DeIM worked over the past two years to merge or liquidate some funds. The goal was to lower expenses and concentrate investment management talent on fewer but larger investment portfolios. You may have been asked to approve some of these transactions in the past.

The Board also looked at the governance system of the funds. Because DeIM managed funds acquired from various other fund groups over the years, there are now several different fund boards that oversee the DWS funds. This means that DeIM executives spend a great deal of time dealing with individual boards, most often reviewing the same issue or policy with each board. Because this is time consuming and inefficient, two of the three primary DWS fund boards decided that shareholders would be served better if the boards merged and the board members worked together as one board to discuss and decide important issues. In addition, the Board believes that a unified board structure (i) would benefit each DWS fund by enhancing the effectiveness of board oversight of the funds, their management and their other service providers and (ii) would facilitate uniform oversight of the DWS funds and the standardization of service arrangements and policies among the DWS funds described below.

Therefore, to enhance governance and the Board’s oversight of the funds, which have many operational issues in common, the Board unanimously recommends that you approve the combination of two of the DWS boards into a single board. The members of this combined board, all but one independent of DeIM, collectively have over 100 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board. Because of retirements, one of the two boards would have had to add new board members at this time; by combining the boards, shareholders would benefit from a larger group of experienced fund board members. Planned retirements will likely result in a smaller board in the coming years.

In light of the high cost of soliciting votes from shareholders, DeIM proposed, and your Board agreed, that it would be in the best interests of shareholders to use the opportunity presented by the shareholder meeting for electing new board members to ask shareholders to take certain other actions. Consequently, in addition to voting for a single board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies.

First, your Board recommends that you approve a new investment management contract with DeIM. Currently, DeIM provides investment management services, administrative services and accounting services required for the operation of your fund under a separate management agreement, administrative services agreement and accounting services agreement, respectively. The proposed changes would result in (i) an amended and restated Investment Management Agreement that, other than with respect to provisions regarding management fees, is the same as the investment management agreements proposed for other open-end funds managed by DeIM and (ii) a new administrative services agreement covering both those administrative services previously included in the current administrative services agreement and those accounting services previously included in the accounting services agreement, substantially identical to the arrangements proposed for other open-end funds managed by DeIM. It is important that we standardize our practice in this regard.

As I explained earlier, the DWS funds managed by DeIM, for historical reasons, had a wide variety of fee policies and procedures. Some paid administrative fees covering different types of services. Some paid a separate fund accounting fee. Some paid for administrative services as part of the management fee. This meant that fund personnel had a daunting, unnecessary and expensive task to keep track of different fee arrangements of over 100 funds. DeIM recommended and your Board concluded that a uniform flat fee for a standard list of fund services was a more efficient and less error-prone approach.

Your Board also recommends that you approve a revised list of fundamental investment policies for your fund. All mutual funds have certain fundamental policies intended to ensure that the fund invests according to its investment objectives and does not assume undue risk. Because DeIM built its mutual fund business by acquiring a number of existing funds, there is little consistency in the way in which these fundamental policies have been written. DeIM recommended and the Board determined that it would be more efficient and, in the long run, less expensive to standardize them.

In addition, your Board recommends that you approve changes to your fund’s governing documents that will standardize these documents across all DWS funds to be overseen by the combined board. These changes would also provide the Board increased flexibility to adjust operations to be more efficient, to minimize compliance risks and reduce costs to shareholders. For example we are increasingly concerned about rising fund costs and are aware that the maintenance of multiple share classes with many small accounts may not be serving the interests of most shareholders. We intend to study these types of issues further but need flexibility to solve them.

Finally, as mentioned above, DeIM recommended and your Board approved that the Scudder funds operate under a unified name of DWS Funds, managed by DWS Scudder, and effective February 6, 2006, each Scudder fund’s name was changed to reflect this DWS branding. This name change is complementary to our simplification/standardization project and reflects the fact that your funds are part of Deutsche Bank’s larger global mutual fund family, all called DWS in other countries. The DWS funds’ former Scudder names are listed along with their new DWS names in Exhibit A to this proxy statement.

Your Board asks that you vote in favor of each of these proposals.

Sincerely yours,

Dawn-Marie Driscoll (Chair)
Henry P. Becton, Jr.
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt

Questions & Answers

Q&A

Q	Why am I receiving this proxy statement?

A	Today’s U.S. DWS funds include the best offerings from what was at one time six different fund organizations. This proxy statement seeks shareholder approval of a number of proposals aimed at making the DWS funds’ operations more efficient, including:

•	election of a common Board to oversee most of the U.S. DWS funds, including your Fund;
•	adoption of a common form of investment management agreement;
•	adoption of a subadviser approval policy;
•	adoption of common fundamental investment restrictions; and
•	adoption of a common form of agreement and declaration of trust.

Your Fund operates as a “feeder fund” in a master-feeder fund arrangement in which the “master fund” is the DWS Equity 500 Index Portfolio (the “Portfolio”). The Portfolio is an open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). Deutsche Investment Management Americas, Inc. (“DeIM”) is your Fund’s investment adviser. Substantially all of your Fund’s assets are invested in the Portfolio, which operates with the same investment objective as your Fund. Your Fund is one of two shareholders in the Portfolio, just as you are one of many shareholders in your Fund. As a shareholder in the Portfolio, your Fund has been asked to vote on the same proposals described above (other than the adoption of a common form of agreement and declaration of trust) with respect to the Portfolio. In addition, you will be asked to vote on a proposal for the Portfolio regarding adoption of a common form of investment management agreement with DeIM, to be implemented within two years if approved by the Portfolio’s Board.

Under the Investment Company Act of 1940, as amended, with respect to master-feeder fund arrangements, your Fund must vote its Portfolio shares in proportion to how all shareholders of your Fund give voting instructions. Consequently, in addition to your vote on those proposals as they relate to your Fund, we also need your voting instructions on these matters for direction as to how your Fund should vote its Portfolio shares.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s Board and the Portfolio’s Board have determined that these actions are in the best interests of your Fund and the Portfolio, respectively. Your Fund’s Board and the Portfolio’s Board unanimously recommend that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your Fund and the Portfolio, respectively.

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PROPOSAL TO ELECT BOARD MEMBERS

(FOR YOUR FUND AND THE PORTFOLIO)

Q	Why am I being asked to vote for board members?

A	Your Fund’s Board and the board of certain other DWS funds (“New York DWS Funds”) recommend that the Boston DWS Funds (which include your Fund) and the New York DWS Funds (which include the Portfolio) be overseen by a unified board composed primarily of the same group of individuals. All nominees except for Axel Schwarzer, CEO of DWS Scudder, currently serve as independent board members of your Fund or the New York DWS Funds. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings.) To accomplish this objective, the board of each Boston DWS Fund, including your Fund, and each New York DWS Fund, including the Portfolio, has nominated, and is recommending that shareholders approve, a common, unified board. This board would oversee a majority of the U.S. DWS funds.

Q	Why do my Fund’s Board and the Portfolio’s Board recommend this Proposal?

A	Your Fund’s Board and the Portfolio’s Board believe that a unified board structure (i) will benefit each DWS fund by enhancing the effectiveness of board oversight of the DWS funds, their management and their other service providers, (ii) will facilitate uniform oversight of the DWS funds and standardization of service arrangements and policies among the DWS funds and (iii) will eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Boston DWS Funds’ and the New York DWS Funds’ business, respectively. Additionally, your Fund’s Board and the Portfolio’s Board believe that your Fund and the Portfolio, respectively, would benefit from the diversity and experience of the nominees that would comprise the expanded board if this Proposal is approved.

PROPOSAL TO APPROVE AN AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

(FOR YOUR FUND ONLY)

Q	Why am I being asked to vote on an Investment Management Agreement?

A	The proposed Investment Management Agreement is part of a broader program initiated by DeIM to simplify and to standardize the expense structures and related contracts for the DWS funds. Currently, DeIM provides investment management services, administrative services and accounting services required for the operation of your Fund under a separate management agreement, administrative services agreement and accounting services agreement, respectively. The proposed changes would result in (i) an amended and restated Investment Management Agreement that, other than with respect to provisions regarding management fees, is the same the investment management agreements proposed for other open-end funds managed by DeIM and (ii) a new administrative services agreement covering both those administrative services previously included in the current administrative services agreement and those accounting services previously included in the accounting services agreement, substantially identical to the arrangements proposed for other open-end funds managed by DeIM. You are being asked to vote on the proposed amended and restated Investment Management Agreement because the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval of the Investment Management Agreement for

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your Fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

Q	Will the services provided and fees charged by DeIM change if shareholders approve the Investment Management Agreement?

A	In the aggregate, the scope of services provided to your Fund by, and the fees paid to, DeIM would remain largely unchanged.

Q	Why does my Fund’s Board recommend this proposal?

A	Your Fund’s Board believes that the amended and restated Investment Management Agreement would benefit your Fund because uniform investment management and administrative services agreements across the funds advised by DeIM and DeAM, Inc. and overseen by the Board would simplify compliance with the agreement, simplify oversight of the services performed under the agreement and reduce the risks of operational and compliance errors.

Q	What will happen if shareholders do not approve the Investment Management Agreement?

A	If shareholders of your Fund do not approve the amended and restated Investment Management Agreement, DeIM will continue to manage your Fund pursuant to your Fund’s current management agreement.

PROPOSAL TO APPROVE AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENTS

(FOR THE PORTFOLIO ONLY)

Q	Why am I being asked to vote on two Investment Management Agreements for the Portfolio?

A	The proposed Investment Management Agreements are part of a broader program initiated by Deutsche Asset Management to simplify and to standardize the expense structures and related contracts for the DWS funds and to consolidate investment management activities for the DWS funds in one advisory entity. (Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Inc., Investment Company Capital Corp. (“ICCC”), Deutsche Bank Trust Company Americas and DWS Trust Company.)

First, you are being asked to approve an amended and restated Investment Management Agreement with the Portfolio’s current investment adviser, DeAM, Inc. Currently, for some New York DWS Funds (including the Portfolio), the provision of investment advisory services and administrative services by DeAM, Inc. are each covered under a separate contract with separate fees. For some other New York DWS Funds, the management agreement for the fund contemplates the provision by the investment adviser of both investment advisory and administrative services, and the management fee payable by the fund compensates the investment adviser for both types of services. Deutsche Asset Management has proposed to adopt a standard form of agreement for all funds, under which the investment adviser would provide portfolio management and related services under one agreement and administrative services under a separate agreement, with two separate fees.

Second, you are being asked to approve an amended and restated Investment Management Agreement with DeIM to be implemented within two years of the date of the shareholder meeting upon approval by the members of the Portfolio’s board who are not “interested persons” (the “Independent Board Members”) as

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defined in the 1940 Act. DeIM currently serves as investment manager to DWS Commodity Securities Fund and all of the Boston DWS Funds, and Deutsche Asset Management proposes to consolidate investment management activities for the New York DWS Funds and the Boston DWS Funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, to enhance the efficiency of their administration and to promote consistency of internal controls, compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight among DeIM, DeAM, Inc. and ICCC. The deferral in implementing the Portfolio’s Investment Management Agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time (which may vary for different funds) to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM.

You are being asked to vote on both Investment Management Agreements because the 1940 Act requires shareholder approval of the Investment Management Agreements for the Portfolio. You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

Q	Will the services provided and fees charged change if shareholders approve the Investment Management Agreements?

A	In the aggregate, the scope of services provided to the Portfolio would remain largely unchanged, and the fees paid to the Portfolio’s investment adviser would decrease.

Q	Why does the Portfolio’s Board recommend these proposals?

A	The Portfolio’s Board believes that the amended and restated Investment Management Agreement with DeAM, Inc. would benefit the Portfolio because the Board would have greater flexibility to make future changes regarding the Portfolio’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval. Further, the Portfolio’s Board believes that the Investment Management Agreement with DeIM will benefit the Portfolio by enhancing the efficiency and oversight of investment management operations within a single entity.

Q	What will happen if shareholders do not approve the Investment Management Agreements?

A	If shareholders of the Portfolio do not approve the amended and restated Investment Management Agreement with DeAM, Inc., DeAM, Inc. will continue to manage the Portfolio pursuant to the Portfolio’s current management agreement. If shareholders approve the agreement with DeAM, Inc. but do not approve the agreement with DeIM, the agreement with DeIM will not be implemented.

PROPOSAL TO APPROVE A SUBADVISER APPROVAL POLICY

(FOR YOUR FUND AND THE PORTFOLIO)

Q	Why am I being asked to vote on this proposal?

A	DeIM and DeAM, Inc. are seeking to amend your Fund’s and the Portfolio’s current policy on appointing and terminating subadvisers and amending subadvisory agreements, respectively. Under the current policy, consistent with applicable law, shareholders must approve any subadvisory contract with an unaffiliated subadviser. The proposal, if adopted for the Fund, would permit DeIM, subject to the approval of your Fund’s Board, including a majority of the Independent Board Members, and subject to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated

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subadvisers and to amend subadvisory contracts without obtaining shareholder approval. The proposal, if adopted for the Portfolio, would permit DeAM, Inc., subject to the approval of the Portfolio’s Board, including a majority of the Independent Board Members, and subject to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated subadvisers and to amend subadvisory contracts without obtaining shareholder approval.

Q	Why did my Fund’s Board and the Portfolio’s Board recommend this proposal?

A	Your Fund’s Board and the Portfolio’s Board recommend this proposal in order to provide DeIM and DeAM, Inc., respectively, with greater flexibility in selecting, supervising and evaluating subadvisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to Board oversight and supervision.

PROPOSAL TO APPROVE THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

(FOR YOUR FUND AND THE PORTFOLIO)

Q	Why am I being asked to vote for the revision of my Fund’s and the Portfolio’s fundamental investment restrictions?

A	DeIM and DeAM, Inc. are seeking to revise certain of your Fund’s and the Portfolio’s current fundamental investment restrictions, respectively. In order to revise investment restrictions that are “fundamental” in nature, the 1940 Act requires shareholder approval.

Q	Why did my Fund’s Board and the Portfolio’s Board recommend this Proposal?

A	Your Fund’s Board and the Portfolio’s Board, together with DeIM and DeAM, Inc., as applicable, have reviewed your Fund’s and the Portfolio’s fundamental investment restrictions, respectively, with the goals of simplifying your Fund’s and the Portfolio’s fundamental investment restrictions and conforming them with the fundamental investment restrictions of the other various open-end funds managed by DeIM and DeAM, Inc. (which will simplify the process of monitoring compliance with the fundamental investment restrictions). This Proposal seeks shareholder approval of changes that are intended to further these goals.

Q	What effect would the revisions to my Fund’s and the Portfolio’s fundamental investment restrictions have on my Fund and the Portfolio?

A	The proposed revised fundamental investment restrictions do not affect the investment objective or strategies of your Fund or the Portfolio, which would remain unchanged. Some of the revised restrictions may give your Fund or the Portfolio an increased ability to engage in certain activities. Because such activities are not currently contemplated by your Fund’s or the Portfolio’s investment objectives or strategies, the proposed revisions are not expected to affect the manner in which your Fund or the Portfolio is managed or the investment program of your Fund or the Portfolio.

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PROPOSAL TO APPROVE THE AMENDED AND RESTATED DECLARATION OF TRUST

(FOR YOUR FUND ONLY)

Q.	Why am I being asked to vote on this proposal?

A.	DeIM is seeking to amend your Fund’s current Declaration of Trust. Under Massachusetts state law, the proposed amendments require shareholder approval.

Q	What is a Declaration of Trust?

A	A Declaration of Trust is the constitutional document that governs the corporate actions of a fund that is part of a Massachusetts business trust (a “Trust”). A Declaration of Trust sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board of a fund and the characteristics of fund shares. You will be asked to vote to approve an amended and restated Declaration of Trust (see Proposal IV.A) and to approve further amendments to that amended and restated Declaration of Trust (see Proposal IV.B)

Q	Why am I being asked to approve both an Amended and Restated Declaration of Trust (Proposal IV.A) and further amendments to that Amended and Restated Declaration of Trust (Proposal IV.B)?

A	The current Declaration of Trust of your Fund requires a majority vote of shareholders to make most amendments to the Declaration, but requires two-thirds of shareholders to approve any amendment diminishing or eliminating the voting rights of a shareholder. The amendments to the current Declaration proposed in Proposal IV.A do not affect the voting rights of shareholders, whereas the further amendments proposed in Proposal IV.B (the “Further Amendments”) do affect such rights. As a result, a majority vote will be required to approve the amended and restated Declaration of Trust in Proposal IV.A, but a two-thirds vote of shareholders will be required to approve the Further Amendments to that amended and restated Declaration of Trust. If shareholders of your Fund’s Trust approve Proposal IV.A, but not Proposal IV.B, your Fund will be governed by an amended and restated Declaration of Trust that does not contain any of the Further Amendments.

Q	Why did my Fund’s Board recommend this Proposal?

A	Your Fund’s Board believes that it is in the best interests of shareholders to use the opportunity presented by this shareholder meeting to modernize the DWS funds’ current Declarations of Trust and to make them uniform across all of the Trusts that the proposed unified Board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the DWS funds more efficient and to provide more flexibility for the operations of the DWS funds, within the limits of applicable law.

Q	What effect would the adoption of an amended and restated Declaration of Trust have on my Fund?

A	A description of the primary differences between your Fund’s current Declaration of Trust and its amended and restated Declaration of Trust is set forth in Proposal IV of the attached Proxy Statement. Adoption of an amended and restated Declaration of Trust will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Fund’s current investments and investment policies change by virtue of the adoption of an amended and restated Declaration of Trust.

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GENERAL

Q	How can I vote on Fund proposals and give voting instructions on Portfolio proposals?

A	You can vote in any one of four ways:

(1)	Via the Internet, by going to the website listed on your proxy card and voting instruction form;

(2)	By telephone, with a toll-free call to the number listed on your proxy card and voting instruction form;

(3)	By mail, by sending the enclosed proxy card and voting instruction form, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card and voting instruction form. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q	Whom should I call for additional information about the attached proxy statement?

A	Please call Computershare Fund Services, Inc., your Fund’s and the Portfolio’s proxy solicitor, at 1-866-807-2148.

DWS S&P 500 INDEX FUND

Two International Place, Boston, Massachusetts 02110

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2006

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS S&P 500 Index Fund (the “Fund”):

A special meeting of the shareholders of your Fund will be held May 5, 2006 at 4:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the Proposals below (each a “Proposal”). Your Fund is a series of DWS Investment Trust (the “Trust”), an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. Your Fund operates as a feeder fund in a master-feeder fund arrangement with the DWS Equity 500 Index Portfolio (the “Portfolio”). As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders. Therefore, as indicated below, you are being asked to vote on certain Proposals that are applicable to your Fund and give voting instructions to your Fund on certain Proposals applicable to the Portfolio.

PROPOSAL I: (For your Fund and the Portfolio)	Election of Board Members

PROPOSAL II.A: (For your Fund)	Approval of an Amended and Restated Investment Management Agreement for your Fund

PROPOSAL II.B: (For the Portfolio)	Approval of an Amended and Restated Investment Management Agreement for the Portfolio

PROPOSAL II.C: (For the Portfolio)	Approval of an Amended and Restated Investment Management Agreement with DeIM for the Portfolio

PROPOSAL II.D: (For your Fund and the Portfolio)	Approval of a Subadviser Approval Policy

PROPOSAL III: (For your Fund and the Portfolio)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV.A: (For your Fund)	Approval of Amended and Restated Declaration of Trust

PROPOSAL IV.B: (For your Fund)	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for your Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment as to a matter involving a vote of the Trust or a vote of the Fund will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or by shareholders of the Fund, respectively, in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies for which they are entitled to vote in favor of such Proposal and will vote AGAINST any such adjournment those proxies that are to be voted against such Proposal.

This notice and the related proxy material first are being mailed to shareholders on or about April 21, 2006. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Trustees

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Kenneth C. Froewiss

Keith R. Fox

Jean Gleason Stromberg

Carl W. Vogt

April 21, 2006

We urge you to mark, sign, date and mail the enclosed proxy card and voting instruction form in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card or voting instruction form (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card or voting instruction form, we will vote it in accordance with each Board’s recommendation on each Proposal applicable to your Fund and/or the Portfolio, as applicable. Your prompt return of the enclosed proxy card and voting instruction form (or your recording your voting instructions by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, your Fund’s and the Portfolio’s proxy solicitor, at the special toll-free number we have set up for you (1-866-807-2148), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card and voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card and voting instruction form.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card and voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card and voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(1) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

April 21, 2006

GENERAL

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies and voting instructions by the Board of Trustees of DWS S&P 500 Index Fund (the “Fund”) as described in the enclosed Notice of a Special Meeting of Shareholders, to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 5, 2006 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) and voting instruction form (“Voting Instruction Form”), is being mailed to shareholders on or about April 21, 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

The Fund is a series of DWS Investment Trust (the “Trust”) and operates as a feeder fund in a master-feeder fund arrangement with DWS Equity 500 Index Portfolio (the “Portfolio”). The Portfolio is a registered open-end management investment company established as a trust under the laws of the State of New York. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund whose shareholders are solicited by this Proxy Statement. The term “Board,” as used herein, refers to the board of trustees of the Trust, the board of trustees of the Portfolio or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust or the Portfolio (a “Trustee”).

Your vote and the vote of other shareholders of the Fund determine how the Fund will vote with respect to itself and the Portfolio. See “Master-Feeder Structure” below.

The Meeting is being held to consider and to vote on the following Proposals for the Fund and the Portfolio, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL I: (For your Fund and the Portfolio)	Election of Board Members

PROPOSAL II.A: (For your Fund)	Approval of an Amended and Restated Investment Management Agreement for your Fund
PROPOSAL II.B: (For the Portfolio)	Approval of an Amended and Restated Investment Management Agreement for the Portfolio

PROPOSAL II.C: (For the Portfolio)	Approval of an Amended and Restated Investment Management with DeIM for the Portfolio
PROPOSAL II.D: (For your Fund and the Portfolio)	Approval of a Subadviser Approval Policy
PROPOSAL III: (For your Fund and the Portfolio)	Approval of Revised Fundamental Investment Restrictions
PROPOSAL IV.A: (For your Fund)	Approval of Amended and Restated Declaration of Trust
PROPOSAL IV.B: (For your Fund)	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the fiscal year ended December 31, 2004, and the most recent Semiannual Report succeeding the Annual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (for Class A, Class B or Class C) or at P.O. Box 219669, Kansas City, Missouri 64121-9669 (for Class AARP or Class S) or by calling 1-800-621-1048 (Class A, Class B or Class C) or 1-800-728-3337 (Class AARP or Class S). Reports also are available on the DWS website at www.dws-scudder.com or at the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.

Master-Feeder Structure

Trust, Portfolio and Fund Structure.    The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and DWS Capital Growth Fund, DWS Growth & Income Fund, DWS Large Company Growth Fund and DWS Small Cap Core Fund, which are not addressed in this Proxy Statement. Deutsche Investment Management Americas, Inc. (“DeIM”) acts as investment adviser to the Fund. As indicated earlier, the Portfolio is a registered open-end management investment company established as a trust. Deutsche Asset Management, Inc. (“DeAM, Inc.”), located at 280 Park Avenue, New York, New York 10017, acts as the investment adviser to the Portfolio. Northern Trust Investments, N.A., located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as the subadviser to the Portfolio.

Master-Feeder Fund Structure.    Shareholders of the Fund are being asked to approve certain Proposals noted above for the Portfolio. As indicated earlier, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolio, which serves as a master fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio invests directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. As a result, you will be asked to give the Fund voting instructions as to how the Fund should vote its shares of the Portfolio. The other feeder fund of the Portfolio will also vote in accordance with its charter and/or other applicable requirements with respect to the approval of the Proposals for the Portfolio.

PROPOSAL I

ELECTION OF BOARD MEMBERS

(For your Fund and the Portfolio)

The Board of the Fund and the Board of the Portfolio are recommending that shareholders elect a unified board for the Boston DWS Funds (which include your Fund) and certain other DWS funds (the “New York DWS Funds”) (which include the Portfolio), each of which is listed on Exhibit A hereto. (Geographic references merely indicate where the board for each of these funds has historically held most of its meetings. In addition, as you may know, before February 6, 2006, the Boston DWS Funds and the New York DWS Funds were known as “Scudder” funds. Exhibit A includes both the current and former names of the Boston DWS Funds and the New York DWS Funds.) Accordingly, the Board of the Fund and the Board of the Portfolio are submitting for election by shareholders of the Fund and the Portfolio, respectively, the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” board members and already serve as a board member on one or more DWS funds for which DeIM or DeAM, Inc. provides investment advisory and other services. DeIM and DeAM, Inc. each are a part of Deutsche Asset Management (“DeAM”), which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Investment Company Capital Corp., Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of DeAM. Messrs. Becton, Fox, Vogt and Froewiss and Mses. Driscoll and Stromberg currently serve as board members of each Boston DWS Fund. Messrs. Jones and Searcy, Drs. Gruber, Herring and Saunders and Ms. Rimel currently serve as board members of each New York DWS Fund. Axel Schwarzer, CEO of DWS Scudder, is the sole nominee who would be an interested Board Member by virtue of his positions with DeAM and does not currently serve on the boards of the Boston DWS Funds or the New York DWS Funds. Each of the nominees is being submitted for election by the shareholders of each Boston DWS Fund and each New York DWS Fund. Pertinent information about each nominee as of January 25, 2006 is set forth below. If elected by the shareholders of all of the Boston DWS Funds and all of the New York DWS Funds, each board member would serve on the board of at least 39 registered funds overseeing at least 85 funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each board oversees and the increased responsibilities imposed on board members generally as a result of recent industry-wide Commission regulatory initiatives and rulemaking. Among the subjects considered by these board members was the possible consolidation of boards so as to, among other things, enhance the effectiveness of board oversight of fund operations, facilitate adoption of uniform policies and procedures, and reduce the number of meetings attended by, and duplicative presentations required of, key personnel from DeAM. Following the meetings, representatives of the boards of the Boston DWS Funds and the New York DWS Funds suggested that the corporate governance process might be enhanced by creating a unified board to govern the Boston DWS Funds and the New York DWS Funds. The boards of the Boston DWS Funds and the New York DWS Funds have conducted concurrent meetings for over a year to familiarize the board members with one another and to ensure that new standing committees of the proposed unified board would function well and would accommodate the increased number of funds over which the proposed unified board would have responsibility.

After extensive discussions and meetings, the Nominating and Governance Committees of the boards of the Boston DWS Funds and the New York DWS Funds, composed exclusively of board members of the Boston

DWS Funds and the New York DWS Funds who are not “interested persons” of any of the Boston DWS Funds or the New York DWS Funds, respectively, determined that each Boston DWS Fund and each New York DWS Fund would be best served if a unified board were responsible for all such funds. These discussions included all “independent” board members, counsel to the board members of the Boston DWS Funds and the New York DWS Funds who are not “interested persons” of any of the Boston DWS Funds or the New York DWS Funds, respectively, counsel to each of the Boston DWS Funds and the New York DWS Funds and representatives of DeAM.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the boards of the Boston DWS Funds and the New York DWS Funds determined to recommend to the full boards the slate described below for election to the board of each Boston DWS Fund and each New York DWS Fund. At meetings held on September 30, 2005, the Board of the Fund and the Board of the Portfolio (together, the “Boards”) adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by Fund and Portfolio shareholders, respectively. Mr. Schwarzer was nominated for election to the board of each Boston DWS Fund and each New York DWS Fund at the December 2, 2005 meeting of each such board.

Board Considerations

The Boards considered the nomination of persons to serve as board members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Boston DWS Funds and New York DWS Funds. In their deliberations, the Boards examined various matters related to the management and long-term welfare of the Fund, the Portfolio, the Boston DWS Funds overall and the New York Funds overall, as applicable, including the following, as applicable:

•	The opportunity to fill vacancies in the Board of the Boston DWS Funds that had resulted from the death, retirement and resignation of Board Members in recent years with capable, experienced nominees.

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the 1940 Act) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded board. The Boards noted that the nominees have distinguished careers in government, law, finance, academia and other areas and would bring a wide range of expertise to the expanded board. In addition, all independent nominees have experience as board members overseeing other DWS funds.

•	Standardization of policies among the Boston DWS Funds and the New York DWS Funds. The Boards concluded that the unified board structure would assist them in developing uniform compliance and governance policies that would reflect the best practices of each individual Board and the industry.

•	Rationalization of service arrangements. DeAM has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the Boston DWS Funds and the New York DWS Funds. The Boards concluded that greater consistency of service providers and related contractual arrangements across all of the Boston DWS Funds and the New York DWS Funds was in the best interests of shareholders and that a single board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Fund and the Portfolio also act as portfolio managers and officers for other Boston DWS Funds and for the New York DWS Funds. A single board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the funds’ business.

•	Continuity of board membership. The Boards will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age or otherwise resign from the unified board.

•	The size of the expanded board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Boards determined that a larger board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded board would oversee a larger number of funds across which the expenses of the board would be spread, the total cost to the Fund or the Portfolio is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an interested board member by virtue of his positions with DeAM, appears in the second section of the table.

Each nominee elected to a Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Name, Year of Birth, Position with the Fund/ Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Independent Board Member Nominees
Henry P. Becton, Jr. 1943 Board Member of Boston DWS Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	87

Dawn-Marie Driscoll 1946 Chairman of Boston Board Funds since 2004 Board Member of Boston DWS Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); DWS Global High	87

Name, Year of Birth, Position with the Fund/Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
	Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

Keith R. Fox 1954 Board Member of Boston DWS Funds since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Kenneth C. Froewiss 1945 Board Member of Boston DWS Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997–present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	90

Martin J. Gruber 1937 Board Member of New York DWS Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	89

Richard J. Herring 1946 Board Member of New York DWS Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	89

Graham E. Jones 1933 Board Member of New York DWS Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	89

Name, Year of Birth, Position with the Fund/ Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Rebecca W. Rimel 1951 Board Member of New York DWS Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	89

Philip Saunders, Jr. 1935 Board Member of New York DWS Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	89

William N. Searcy, Jr. 1946 Board Member of New York DWS Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	89

Jean Gleason Stromberg 1943 Board Member of Boston DWS Funds since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt 1936 Board Member of Boston DWS Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation(2) (trucking); American Science & Engineering(2) (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	87

Name, Year of Birth, Position with the Fund/Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Interested Board Member Nomineee

Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	85

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, NY 10154.
(2)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

As reported to the Fund and the Portfolio, Exhibit B to this Proxy Statement sets forth ownership by the board member nominees of shares of the Fund and the Portfolio, respectively, as of December 31, 2005. Exhibit C to this Proxy Statement sets forth compensation paid to each nominee by the Fund and by the Portfolio for their most recently completed fiscal year and by the DWS funds complex (which includes other Boston DWS Funds, other New York DWS Funds and other DWS funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Fund, Board Members of the Fund may be eligible to seek indemnification from DeIM in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, DeIM has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or DeIM (“Fund Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its Board Members and officers, DeIM and/or certain other parties (“Fund Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Fund Enforcement Actions or Fund Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DeIM has also agreed, subject to applicable law and regulation, to indemnify the Fund’s Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Fund Enforcement Actions or Fund Private Litigation or arising from or similar to the matters alleged in the Fund Enforcement Actions or Fund Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Fund Enforcement Actions or Fund Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of the Fund: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeIM will survive the termination of the investment management agreement between DeIM and the Fund.

In addition to customary indemnification rights provided by the governing instruments of the Portfolio, Board Members of the Portfolio may be eligible to seek indemnification from DeAM, Inc. in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeAM, Inc. has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolio or DeAM, Inc. (“Portfolio Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, its Board Members and officers, DeAM, Inc. and/or certain other parties (“Portfolio Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Portfolio Enforcement Actions or Portfolio Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DeAM, Inc. has also agreed, subject to applicable law and regulation, to indemnify the Portfolio’s Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Portfolio Enforcement Actions or Portfolio Private Litigation or arising from or similar to the matters alleged in the Portfolio Enforcement Actions or Portfolio Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Portfolio Enforcement Actions or Portfolio Private Litigation. DeAM, Inc. is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of the Portfolio: (1) with respect to any proceeding or action with respect to which the Portfolio’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Portfolio or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member’s duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeAM, Inc. will survive the termination of the investment management agreement between DeAM, Inc. and the Portfolio.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II.A.

Officers

The officers of the Fund and the Portfolio are set forth in Exhibit D hereto.

Structure of the Board of the Boston DWS Funds

During the calendar year 2005, the Board of the Boston DWS Funds conducted over 40 meetings to deal with fund issues (including regular and special Board and committee meetings). No Board Member attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

Ms. Driscoll has served as Chairman of the Board of the Boston DWS Funds since June 2004. It is anticipated that Ms. Driscoll will continue to be Chairman of the Board if Proposal I is approved by shareholders.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized and the membership of all committees after it has reviewed the needs of the various funds. It should be noted that the committee members listed below are board members of the Boston DWS Funds. In practice, since December 2004, the board members of both the Boston DWS Funds and the New York DWS Funds have conducted joint board and committee meetings.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are now Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg and also are expected to include Richard J. Herring, Graham E. Jones, Philip Saunders, Jr. and William N. Searcy, Jr. if Proposal I is approved. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are now Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg and also are expected to include Graham E. Jones and Rebecca W. Rimel if Proposal I is approved. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of a fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are now Henry P. Becton, Jr. (Alternate), Keith R. Fox (Chair), Kenneth C. Froewiss, Dawn-Marie Driscoll (Alternate), Jean Gleason Stromberg (Alternate) and Carl W. Vogt (Alternate)

and also are expected to include Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. if Proposal I is approved. The Valuation Committee held six (6) meetings with respect to the Fund during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are now Henry P. Becton, Jr. (Chair) and Carl W. Vogt and also are expected to include Martin J. Gruber, Richard J. Herring, Rebecca W. Rimel and Philip Saunders, Jr. if Proposal I is approved. The members of the Fixed Income Oversight Committee are now Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair) and also are expected to include Graham E. Jones and William N. Searcy, Jr. if Proposal I is approved. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the funds and their shareholders, and (ii) the distribution-related services provided to the funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are now Jean Gleason Stromberg and Carl W. Vogt (Chair) and also are expected to include Martin J. Gruber, Richard J. Herring, Graham E. Jones and Rebecca W. Rimel if Proposal I is approved. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are now Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl W. Vogt (Chair) and also are expected to include Rebecca W. Rimel and William N. Searcy, Jr. if Proposal I is approved. The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each fund’s total operating expense levels, (ii) oversees the provision of administrative services to the funds, including the funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are now Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss and also are expected to include Graham E. Jones, Philip Saunders, Jr. and William N. Searcy, Jr. if Proposal I is approved. This committee held six (6) meetings during the calendar year 2005.

Structure of the Board of the New York DWS Funds

During the calendar year 2005, the Board of the New York DWS Funds met 10 times and each Board Member proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with fund issues (including regular and special board and committee meetings).

The New York DWS Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity

Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fudns, its investment adviser and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven (7) times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates Board member candidates. Shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the applicable fund. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five (5) times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committees review the performance of the funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved. The Equity Oversight Committee met six (6) times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the funds, including the handling of pending or threatened litigation or regulatory action involving the funds, and (ii) general compliance matters related to the funds. The Committee is comprised of Ms. Rimel and Mr. Searcy and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six (6) times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each fund’s total operating expense levels, (ii) oversees the provision of administrative services to each fund, including the fund’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six (6) times during the calendar year 2005.

The Valuation Committee oversees the valuation of the funds’ securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee with all the other Board Members as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. The Valuation Committee met six (6) times with respect to the Portfolio during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the funds and their shareholders, and (ii) the distribution-related services provided to funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six (6) times during the calendar year 2005.

Required Vote

All of the funds within the Trust (including your Fund) will vote together as a single class on the election of nominees for the Trust. Each fund (including your Fund) that is a shareholder of the Portfolio will vote together on the election of nominees for the Portfolio. For the Trust, the election of a nominee requires the affirmative vote of a plurality of the shares of the Trust represented in person or by proxy at the Meeting. For the Portfolio, the election of a nominee requires the affirmative vote of a plurality of the shares of the Portfolio represented in person or by proxy at the Portfolio’s meeting. The table below shows which funds are series of the Trust and which funds are shareholders of the Portfolio.

Trust	Funds
DWS Investment Trust	DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund
DWS Equity 500 Index Portfolio	DWS Equity 500 Index Fund
DWS S&P 500 Index Fund

Recommendation of the Boards

The Board of your Fund believes that the election of each nominee for Trustee of the Fund is in the best interests of shareholders of your Fund. The Board of the Portfolio believes that the election of each nominee for Trustee of the Portfolio is in the best interests of shareholders of the Portfolio. Accordingly, the Board of your Fund and the Board of the Portfolio each unanimously recommends that shareholders of your Fund and of the Portfolio, respectively, vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II.A

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEIM

(For your Fund only)

The Board of the Fund has approved, and recommends that shareholders of the Fund approve, an amended and restated investment management agreement between the Fund and DeIM, a form of which is attached hereto as Exhibit E (the “Investment Management Agreement”). The Board, consisting solely of persons that are independent of DeIM, approved the Investment Management Agreement with respect to the Fund.

Description of the Management Agreement and the Investment Management Agreement

Shareholders are being asked to approve an amended and restated Investment Management Agreement as part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS funds, including your Fund. Currently, DeIM provides investment management services required for the operation of your Fund under a management agreement (the “Management Agreement”). DeIM also currently provides administrative and accounting services to your Fund under a separate administrative services agreement (“Administrative Services Agreement”) and accounting services agreement (the “Accounting Services Agreement”), respectively. The proposed changes would result in (i) an amended and restated Investment Management Agreement that, other than with respect to provisions regarding management fees, is the same as the investment management agreements proposed for other various open-end funds managed by DeIM and DeAM, Inc. (which will simplify oversight of the services provided under the agreement and compliance with the terms of the agreement) and (ii) a new administrative services agreement (the “New Administrative Services Agreement”) covering both those administrative services previously included in the Administrative Services Agreement and those accounting services previously included in the Accounting Services Agreement. In the aggregate, the scope of services provided to your Fund by DeIM, DeIM’s standard of care as an investment adviser and the fees paid to DeIM would remain unchanged. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the review period ended December 31, 2004) is shown below:

DWS S&P 500 Index Fund
Current Fees:		Proposed Fees:
Management	0.000%*	Management	0.000	%*
Accounting	0.000%	Administrative	0.100%

Administrative	0.100%

Total	0.100%**	Total	0.100	%**
*	The Management Agreement and Investment Management Agreement provide that DeIM shall be paid a fee of 0.15% of average daily net assets, but that such fee shall not be paid so long as substantially all of the Fund’s investment assets are invested in a registered investment company that operates as a “master portfolio.”

**	Does not include the Fund’s portion of the management, accounting or administrative fees of the Portfolio, which would be unchanged as a result of this Proposal II.A.

The Investment Management Agreement also would permit DeIM to delegate the investment advisory function to both affiliated and unaffiliated subadvisers (the current Management Agreement permits delegation only to affiliated subadvisers). This delegation would be subject to Board and, to the extent required by applicable law, shareholder approval (see Proposal II.D below). Shareholder approval is not required for the New Administrative Services Agreement, which has been approved by the Board of the Fund. The description of the Investment Management Agreement above is summary in nature and is qualified in its entirety by reference to the form of Investment Management Agreement attached hereto as Exhibit E.

Background and Board Considerations

The proposed Investment Management Agreement and related New Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DeAM and intended to, among other things:

(i)	Reduce DeAM’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

(ii)	Standardize and simplify the expenses and cap structures for DeAM’s mutual fund products.

The Board, consisting solely of Independent Board Members, conducted a thorough review of the potential implications of the Investment Management Agreement and related New Administrative Services Agreement on the Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the Investment Management Agreement and related New Administrative Services Agreement, both among themselves and with representatives of DeAM. In the course of their review, the Board requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

On September 30, 2005, the Board, consisting solely of Independent Board Members, approved the Investment Management Agreement and related New Administrative Services Agreement with respect to the Fund. The Board has also unanimously agreed to recommend that the Investment Management Agreement be approved by the Fund’s shareholders.

In approving the proposed Investment Management Agreement and the proposed New Administrative Services Agreement, the Board considered the following factors, among other things:

•	The adoption of an investment management agreement that is substantially similar to the investment management agreements for other funds advised by DeIM and overseen by the Board would simplify compliance with the agreement and oversight of the services performed under the agreement.

•	The standardization and simplification of contract provisions and fees charged to the Fund and other DWS funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by DeIM and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The fees paid by the Boston DWS Funds to DeIM in the aggregate under the proposed new contracts would not increase.

•	The aggregate fees paid by the Fund to DeIM would remain largely unchanged.

•	The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Fund, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

The Board evaluated the proposed restructuring of these contracts in conjunction with its broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates. At the conclusion of this review, the Board, which consists solely of persons independent of DeIM, unanimously voted to continue the current contractual arrangements between the Fund and DeIM, pending shareholder approval of the proposed Investment Management Agreement. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed new agreements, are described in Exhibit F to this Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the DWS funds’ investment advisers and their affiliates, and certain individuals, including in some cases fund board members, officers, and other parties. Each DWS fund’s investment adviser has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the DWS funds or their advisers.

With respect to the lawsuits, based on currently available information, the DWS funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the DWS funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The DWS funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent board members of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the Commission and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information Regarding the Current Management Agreement

[[The Management Agreement is dated April 5, 2002 and was last submitted to Fund shareholders on March 28, 2002 to approve DeIM as investment adviser. The Management Agreement was last continued in effect by the Fund’s Board on September 30, 2005.]] The Fund’s Board has taken no action with respect to the Management Agreement since the beginning of the Fund’s last fiscal year.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and CEO of DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal – Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury, Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

1.	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
2.	Mr. Rice’s address is 60 Wall Street, New York, NY 10005.

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Hain, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Fund with DeIM or its affiliates.

DeIM and its affiliates act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Fund. Exhibit G sets forth information regarding the Similar Funds.

Exhibit H sets forth information about the Fund’s relationship with DeIM and certain affiliates of DeIM.

Required Vote and Other Information

For the Fund, approval of the proposed Investment Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If approved by shareholders of your Fund, the amended and restated Investment Management Agreement for your Fund would take effect on the first day of the following month if the Meeting at which shareholders approve the Agreement is held before the 15th day of the month. If the Meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement would take effect on the first day of the next succeeding month. (For example, if the shareholders approve the Agreement on May 5, 2006, the Agreement would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.) The Investment Management Agreement will continue in effect for an initial term ending September 30, 2006 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In the event that shareholders of the Fund do not approve the Investment Management Agreement for the Fund, the current Management Agreement, Administrative Services Agreement and Accounting Services Agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interest of the Fund and its shareholders.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Investment Management Agreement as set forth in Proposal II.A.

PROPOSAL II.B

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE PORTFOLIO AND DEAM, INC.

(For the Portfolio only)

The Portfolio’s Board has approved, and recommends that shareholders of the Fund and the Portfolio’s other feeder funds approve, an amended and restated investment management agreement between the Portfolio and DeAM, Inc., a form of which is attached hereto as Exhibit I (the “Portfolio Investment Management Agreement”).

A general description of the proposed Portfolio Investment Management Agreement and a comparison of such agreement to the agreement currently in effect are included below. A more detailed comparison of the agreements is included in Exhibit J. The description of the Portfolio Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

Description of Current Portfolio Management Agreement and Portfolio Investment Management Agreement

Currently, some New York DWS Funds (including the Portfolio) have separate contracts with DeAM, Inc. for investment management services and administrative services. (The administrative and accounting agreements currently in effect for the Portfolio will be referred to in this Proxy Statement as the “Current Portfolio Administrative Agreement” and the “Current Portfolio Accounting Agreement,” respectively.) Other New York DWS Funds have management agreements under which DeAM, Inc. provides both investment management and administrative services. (The investment management agreement currently in effect for the Portfolio will be referred to in this Proxy Statement as the “Current Portfolio Management Agreement”). The Portfolio will enter into a new administrative services agreement (the “Portfolio Administrative Services Agreement”), which does not require shareholder approval, and which will cover administrative services.

The scope of services provided to the Portfolio by DeAM, Inc. and its standard of care as an investment adviser will not change as a result of this Proposal. The fees paid to DeAM, Inc. are expected to decrease slightly. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the review period ended December 31, 2004) is shown below:

DWS Equity 500 Index Portfolio
Current Fees:		Proposed Fees:
Management	0.050%	Management	0.050%
Administration	0.050%	Administration	0.030%

Total	0.100%	Total	0.080%

The Current Portfolio Management Agreement is dated April 25, 2003 and was last submitted to Portfolio shareholders on March 31, 2003 to obtain approval of a provision to permit DeAM, Inc. to delegate some or all of its duties to a non-affiliated sub-adviser. The Current Portfolio Management Agreement was last continued in effect by the Portfolio’s Board on September 30, 2005. The Portfolio’s Board has taken no action with respect to the Current Portfolio Management Agreement since the beginning of the Portfolio’s last fiscal year.

Fees. The advisory fees charged under the Portfolio Investment Management Agreement will remain the same as under the Current Portfolio Management Agreement. Administration fees will decline from 0.05% of average daily net assets to 0.03% of average daily net assets. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the review period ended December 31, 2004) is shown below:

DWS Equity 500 Index Portfolio
Current Fees:		Proposed Fees:
Management	0.500%	Management	0.500%
Administrative	0.500%	Administrative	0.300%

Total	1.000%	Total	0.800%

These amounts represent fees paid by the Portfolio as a whole. Other feeder funds, in addition to the Fund, hold shares of the Portfolio.

The management fees under the Portfolio Investment Management Agreement do not cover certain services necessary to the Portfolio’s ordinary operations, including custody services, audit fees, legal fees and Trustees’ fees. These charges are to be borne by the Portfolio directly. In addition, DeAM, Inc. is agreeing to cap these expenses through expense reimbursement arrangements applicable to the Portfolio’s total expenses through September 30, 2006.

Delegation to Unaffiliated Subadviser. Under the Portfolio Investment Management Agreement, subject to the prior approval of a majority of the Portfolio’s Board Members, including a majority of the Board Members who are not “interested persons” of the Portfolio or any party to the Portfolio Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of the Portfolio, DeAM, Inc. may, through a subadvisory agreement or other arrangement, delegate to either an affiliated or unaffiliated subadviser any of the duties enumerated in the Portfolio Investment Management Agreement, including the management of all or a portion of the assets being managed. Such delegation is permitted under the Current Portfolio Management Agreement.

Expenses. The Portfolio Investment Management Agreement requires DeAM, Inc. to bear only those expenses associated with providing investment advisory services. Expenses associated with administration, as noted above, will be part of the separate Portfolio Administrative Services Agreement. Other than for the services that DeAM, Inc. provides for the Portfolio, the Portfolio continues to be responsible for all expenses incurred in its operations as set forth in the Portfolio Administrative Services Agreement and any other charges or fees not specifically enumerated in the Current Portfolio Management Agreement or the Current Portfolio Administration Agreement.

Brokerage Practices. Subject to the policies established by, and any direction from, the Portfolio’s Board, under the Portfolio Investment Management Agreement, DeAM, Inc. will continue to be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Portfolio. DeAM, Inc. explicitly selects brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and pays commissions in excess of the amount of commission or spread another broker or dealer would have charged for effecting the same transaction (a practice commonly known as using “soft dollars”) if DeAM, Inc. determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of the particular transaction or the overall responsibilities that DeAM, Inc. and its affiliates have with respect to accounts over which they exercise investment discretion.

The Current Portfolio Management Agreement also authorizes DeAM, Inc. to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Exhibit J. The Current Portfolio Management Agreement, like the Portfolio Investment Management Agreement, gives specific authority to the Board of the Portfolio to adopt policies and procedures that may modify or restrict DeAM, Inc.’s authority to trade portfolio securities. Under policies adopted by the Board of the Portfolio, DeAM, Inc. cannot use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker dealer.

Amendments. The Portfolio Investment Management Agreement provides that no provision thereof may be modified unless the party against whom enforcement of the modification is sought provides written authorization and such amendment is approved in a manner consistent with the 1940 Act. The Current Portfolio Management Agreement does not have a provision permitting such amendments.

Background and Board Considerations

The proposed Portfolio Investment Management Agreement and related Portfolio Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DeAM, Inc. and intended to, among other things:

(i) Reduce DeAM, Inc.’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

(ii) Standardize and simplify the expenses and cap structures for DeAM, Inc.’s mutual fund products.

The Portfolio’s Board, including the Independent Board Members, conducted a thorough review of the potential implications of the Portfolio Investment Management Agreement and related Portfolio Administrative Services Agreement on the Portfolio’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Portfolio’s Board and its committee met on numerous occasions to review and discuss the Portfolio Investment Management Agreement and related Portfolio Administrative Services Agreement, both among themselves and with representatives of DeAM, Inc. In the course of their review, the Board requested and received substantial additional information and negotiated changes to DeAM, Inc.’s initial proposal.

On September 30, 2005, the Board of the Portfolio, and its Independent Board Members voting separately, approved the Portfolio Investment Management Agreement and related Portfolio Administrative Services Agreement with respect to the Portfolio. The Board also unanimously agreed to recommend that the Portfolio Investment Management Agreement be approved by the Portfolio’s shareholders.

In approving the proposed Portfolio Investment Management Agreement and the proposed Portfolio Administrative Services Agreement, the Board considered the following factors, among others:

•	The continued separation of the investment management services and general administrative services provided by DeAM, Inc. into two separate contracts would provide flexibility in the future to adjust the Portfolio’s administrative services arrangements without the cost of a shareholder meeting.

•	The standardization and simplification of contract provisions and fees charged to the DWS funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by DeAM, Inc. and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The aggregate fees paid by the Portfolio are expected to decline slightly.

•	The expense limitation adopted by the Board would maintain Portfolio expenses at current levels through September 30, 2006, the normal contract renewal period for the Portfolio, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, many of which were in executive session with the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

In addition to the Portfolio Investment Management Agreement, the Portfolio’s Board approved the new Portfolio Administrative Services Agreement between the Portfolio and DeAM Inc., under which DeAM, Inc. will provide or arrange for the provision of a variety of services for the ordinary operation of the Portfolio, including accounting and administrative services. To control the total expenses charged to shareholders, DeAM, Inc. has agreed with the Board to reimburse the Portfolio for expenses in excess of 0.08% of the Portfolio’s average daily net assets, through September 30, 2006.

After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on September 30, 2005, the Portfolio’s Board determined that, in light of all of the foregoing, the arrangements under the Portfolio Investment Management Agreement were reasonable and fair to the Portfolio and its shareholders. Therefore, the Board voted unanimously to approve the Portfolio Investment Management Agreement and to recommend the Portfolio Investment Management Agreement to Portfolio shareholders (including the Fund and the other feeder funds) for their approval.

The Board evaluated the proposed restructuring of these contracts in conjunction with its broader annual review of all contractual arrangements between the DWS funds, including the Portfolio, and DeAM, Inc. and its affiliates. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Portfolio and DeAM, Inc., pending shareholder approval of the proposed Portfolio Investment Management Agreement. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed Portfolio Investment Management Agreement, are described in Exhibit K to this Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

For a discussion of market timing related regulatory and litigation matters relevant to the Portfolio, please see the section captioned “Market Timing Related Regulatory and Litigation Matters” in Proposal II.A on page [[    ]].

Other Regulatory Matters

For a discussion of other regulatory matters relevant to the Portfolio, please see the section captioned “Other Regulatory Matters” in Proposal II.A on page [[    ]].

Information About DeAM, Inc.

The name, address and principal occupation of each principal executive officer and director of DeAM, Inc. are set forth below. Unless otherwise indicated, the address of each person is c/o Deutsche Asset Management, Inc., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury, Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, NY 10005.

DeAM, Inc. is a wholly owned subsidiary of DBAH Capital, LLC, which is in turn a wholly owned subsidiary of DBAHC. DBAHC is a wholly owned subsidiary of Taunus Corporation, which is in turn a wholly owned subsidiary of Deutsche Bank. DBAH Capital, LLC, DBAHC and Taunus Corporation are located at 60 Wall Street, New York, NY 10005. Deutsche Bank is located at Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Portfolio with DeAM, Inc. and certain affiliates of DeAM, Inc.

DeAM, Inc. and its affiliates serve as investment adviser to the Similar Funds, which have a similar investment objective to the Portfolio. Exhibit G sets forth information regarding the Similar Funds.

Exhibit H sets forth information about the Portfolio’s relationship with DeAM, Inc. and certain affiliates of DeAM, Inc.

Required Vote and Other Information

Approval of Proposal II-B with respect to the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of such Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who vote.

The Portfolio Investment Management Agreement would take effect for the Portfolio on the first day of the following month if the meeting at which shareholders of the Portfolio approve the Portfolio Investment Management Agreement is held on or before the 15th day of the month. If the meeting at which shareholders approve the Portfolio Investment Management Agreement is after the 15th day of the month, the Portfolio Investment Management Agreement would take effect on the first day of the next succeeding month. (For example, if shareholders of the Portfolio approve the Portfolio Investment Management Agreement on May 5, 2006, it would take effect on June 1, 2006. If the shareholders approve the Portfolio Investment Management Agreement on May 20, 2006, it would take effect on July 1, 2006.)

In the event that shareholders of the Portfolio do not approve the Portfolio Investment Management Agreement, the Current Portfolio Management Agreement, Current Portfolio Administration Agreement and Current Portfolio Accounting Agreement would remain in effect, and the Portfolio’s Board would take such action as it deems in the best interest of the Portfolio and its shareholders.

Recommendation of the Board

The Board of the Portfolio believe that approval of the proposed Portfolio Investment Management Agreement is in the best interests of shareholders of the Portfolio. Accordingly, the Board unanimously recommend that shareholders vote FOR approval of the Portfolio Investment Management Agreement as set forth in Proposal II-B.

PROPOSAL II.C

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE PORTFOLIO AND DEIM

(For the Portfolio only)

The Portfolio’s Board has approved, and recommends that shareholders of the Fund, along with the other feeder funds, approve, an amended and restated investment management agreement between the Portfolio and DeIM (the “DeIM Agreement”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by DeAM, Inc. under the proposed Portfolio Investment Management Agreement. If approved by Portfolio shareholders, the DeIM Agreement would become effective within two (2) years of the date of the Portfolio’s meeting, upon approval by the Portfolio’s Independent Board Members.

Approval of the DeIM Agreement by the Portfolio’s shareholders will permit Deutsche Asset Management, upon the approval of the Portfolio’s Independent Board Members, to simplify the organizational structure of its U.S. mutual fund operations, to enhance the efficiency of their administration and to promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations within a single asset management entity.

Please refer to Proposal II-B and Exhibit J for a complete discussion of the proposed Portfolio Investment Management Agreement and the differences between that agreement and the Current Portfolio Management Agreement. The proposed form of Portfolio Investment Management Agreement is set forth in Exhibit I to this Proxy Statement. The DeIM Agreement is identical to the Portfolio Investment Management Agreement attached as Exhibit I except for the name of the investment adviser, the dates of execution and effectiveness and the initial term.

Board Consideration of DeIM

The factors considered by the Board of the Portfolio in approving the proposed Portfolio Investment Management Agreement and in continuing the Current Portfolio Management Agreement with DeAM, Inc. are set forth in Proposal II-B and Exhibit K.

At a meeting of the Portfolio’s Board held on February 7, 2006, the Portfolio’s Board, including the Independent Board Members, approved the proposed DeIM Agreement. To assist the Portfolio’s Board in its consideration of the DeIM Agreement, the Board received and considered extensive information about DeIM, reviewed the potential implications of the DeIM Agreement on the Portfolio’s shareholders and directed that the DeIM Agreement be submitted to the Portfolio’s shareholders for approval.

At the February 7, 2006 meeting, representatives of Deutsche Asset Management made a detailed presentation regarding DeIM’s organizational structure, assets under management, financial condition and asset management services. Deutsche Asset Management advised the Portfolio’s Board that there were a number of different advisory entities within the business unit as a result of acquisitions over the years and that it was seeking to consolidate the investment management functions for all of the DWS funds within a single advisory entity in order to simplify the organizational structure of its mutual fund operations, to enhance the efficiency of their administration and to promote consistency of internal controls, compliance and regulatory oversight. Deutsche Asset Management advised the Portfolio’s Board that the same portfolio managers would be responsible for Portfolio operations, but as employees of DeIM rather than of DeAM, Inc.

Deutsche Asset Management informed the Board that the deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations. Deutsche Asset Management also emphasized to the Portfolio’s Board that the DeIM Agreement would be implemented only upon the approval of the Portfolio’s Independent Board Members based on information they then deemed adequate and necessary to consider these arrangements.

In approving the DeIM Agreement, the Board acknowledged that it was very familiar with the services and capabilities of DeIM as an investment adviser to other DWS funds, and that there was currently substantial overlap between DeAM, Inc., the Portfolio’s current investment adviser, and DeIM, the proposed investment adviser, with respect to personnel, policies, investment processes and supervisory oversight. The Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

•	The nature, extent and quality of services to be provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (particularly that the Portfolio would continue to receive services from the same personnel, but as employees of DeIM), resources, policies and investment processes. The Board also considered the terms of the DeIM Agreement, including the scope of services to be provided under that agreement and the proposed Portfolio Administrative Services Agreement. The Board took note of the fact that the proposed DeIM Agreement was substantially identical to the proposed Portfolio Investment Management Agreement with DeAM, Inc. that it had approved after a thorough review. In this regard, the Board concluded that the quality and range of services to be provided by DeIM should benefit the Portfolio and its shareholders.

•	The costs of the services to, and profits to be realized by, DeIM and its affiliates from their relationships with the Portfolio. In analyzing DeIM’s projected costs and profits, the Board also reviewed the fees to be paid to, and services to be provided by, DeIM and its affiliates with respect to administrative services. The Board concluded that the Portfolio’s investment advisory fee schedule represented reasonable compensation in light of the costs expected to be incurred by DeIM and its affiliates in providing services to the Portfolio.

•	DeIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years and its substantial commitment of resources to compliance matters. The Board took note of Deutsche Asset Management’s assurances that DeIM had benefited and would continue to benefit from the organization’s commitment to compliance.

•

The commitment of Deutsche Bank, the parent company of both DeIM and DeAM, Inc., to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders as part of the transition from DeAM, Inc. to DeIM. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Portfolio shareholders.

In approving the DeIM Agreement, the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the DeIM Agreement.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and CEO of DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal – Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury, Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

1.	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
2.	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of DBAHC. DBAHC is a wholly owned subsidiary of Taunus Corporation, which in turn is a wholly owned subsidiary of Deutsche Bank. DBAHC and Taunus Corporation are

located at 60 Wall Street, New York, NY 10005. Deutsche Bank is located at Taunusanlage 12, Frankfurt am Main, Germany.

DeIM acts as investment adviser to the Similar Funds, which have investment objectives similar to those of the Portfolio. Exhibit G sets forth information regarding the Similar Funds.

Required Vote and Other Information

Approval of Proposal II-C requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who vote.

In the event that shareholders of the Portfolio approve Proposal II-B but do not approve Proposal II-C, the Portfolio Investment Management Agreement for the Portfolio would go into effect as outlined under Proposal II-B, but the DeIM Agreement would not be implemented. The Board of the Portfolio would then take such action as it deems in the best interests of the Portfolio and its shareholders.

Recommendation of the Board

The Board of the Portfolio believes that approval of the proposed DeIM Agreement is in the best interest of shareholders of the Portfolio. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the DeIM Agreement as set forth in Proposal II-C.

PROPOSAL II.D

APPROVAL OF A SUBADVISER APPROVAL POLICY

(For your Fund and the Portfolio)

The Board of the Fund has approved, and recommends that shareholders of the Fund approve, a policy that would permit DeIM, subject to the approval of the Board of the Boston DWS Funds and a majority of its Independent Board Members, to appoint and replace subadvisers for the Fund without shareholder approval. In addition, the Board approved, and recommends that shareholders of the Fund approve, a policy that would permit DeIM to change the subadvisory agreement, if applicable, for the Fund in the future without shareholder approval. If approved by the Fund’s shareholders, the policy would apply only to subadvisers that are not affiliated with DeIM.

The Board of the Portfolio has approved, and recommends that shareholders of the Portfolio approve, a policy that would permit DeAM, Inc., subject to the approval of the Board of the New York DWS Funds and a majority of its Independent Board Members, to appoint and replace subadvisers for the Portfolio without shareholder approval. In addition, the Board approved, and recommends that shareholders of the Portfolio approve, a policy that would permit DeAM, Inc. to change the subadvisory agreement, if applicable, for the Portfolio in the future without shareholder approval. If approved by the Portfolio’s shareholders, the policy would apply only to subadvisers that are not affiliated with DeAM, Inc.

Such policy with respect to the Fund or Portfolio is referred to as the “Subadviser Approval Policy”.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a subadviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Fund and/or the Portfolio from these provisions or a Commission rule, the Fund and/or the Portfolio would be unable to implement the proposed Subadviser Approval Policy as set forth in this Proposal. The Fund and the Portfolio intend to file an application with the Commission for an exemptive order permitting the Fund and the Portfolio to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the Fund’s and the Portfolio’s exemptive application will be granted. The Commission proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of unaffiliated subadvisers and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It generally is a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a subadviser approval policy is implemented.

Current Subadviser Approval Process

Currently, after obtaining approval by the applicable Board and a majority of its Independent Board Members, the Fund’s or Portfolio’s shareholders must approve any subadvisory contract between DeIM or DeAM, Inc., respectively, and another investment adviser (other than an adviser controlled by or under common control with DeIM and DeAM, Inc.) pursuant to which the other adviser provides the Fund or Portfolio with investment management services.

Proposed Subadviser Approval Policy

The Subadviser Approval Policy for the Fund would permit DeIM, subject to the approval of the Board of the Boston DWS Funds, including a majority of its Independent Board Members, to appoint and replace subadvisers and to amend subadvisory contracts without obtaining shareholder approval.

The Subadviser Approval Policy for the Portfolio would permit DeAM, Inc., subject to the approval of the Board of the New York DWS Funds, including a majority of its Independent Board Members, to appoint and replace subadvisers and to amend subadvisory contracts without obtaining shareholder approval.

If the Subadviser Approval Policy is adopted for the Fund, the Board of the Boston DWS Funds, including its Independent Board Members, will continue to evaluate and approve all new subadvisory contracts between DeIM, Inc. and any subadviser, as well as all changes to existing subadvisory contracts. In addition, the Fund and DeIM will be subject to the conditions imposed by the Commission (either by an exemptive order or as part of a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever DeIM acts under the Subadviser Approval Policy, including any shareholder notice requirements.

If the Subadviser Approval Policy is adopted for the Portfolio, the Board of the New York DWS Funds, including its Independent Board Members, will continue to evaluate and approve all new subadvisory contracts between DeAM, Inc. and any subadviser, as well as all changes to existing subadvisory contracts. In addition, the Portfolio and DeAM, Inc. will be subject to the conditions imposed by the Commission (either by an exemptive order or as part of a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever DeAM, Inc. acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DeIM or DeIM’s duties and responsibilities toward the Fund under the current Management Agreement or the proposed Investment Management Agreement between DeIM and the Fund.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Portfolio to DeAM, Inc. or DeAM, Inc.’s duties and responsibilities toward the Portfolio under the Current Portfolio Management Agreement or the proposed Portfolio Investment Management Agreement between DeAM, Inc. and the Portfolio.

Benefits of the Subadviser Approval Policy

The Boards believe that it is in the best interest of the Fund’s and Portfolio’s shareholders (as applicable) to give DeIM and DeAM, Inc., respectively, greater flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a fund must still call and hold a meeting of the fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DeIM, DeAM, Inc. and the Boards are authorized to implement the proposed Subadviser Approval Policy, each Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and DeIM or DeAM, Inc., as applicable, believe that the appointment would benefit the Fund or Portfolio, respectively, and its shareholders.

Each Board also believes that it is appropriate to vest the selection, supervision and evaluation of subadvisers in DeIM or DeAM, Inc. (as applicable), subject to review by the Board, in light of their significant experience and expertise in this area. Each Board believes that investors may choose to invest in the Fund because of DeIM’s or DeAM, Inc.’s experience in this respect. The applicable Board will also oversee the subadviser selection process to ensure that shareholders’ interests are protected whenever the investment adviser selects a subadviser or modifies a subadvisory contract. The applicable Board will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the applicable Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. Each Board believes that its review will ensure that the investment adviser continues to act in the best interests of the Fund or the Portfolio (as applicable) and their shareholders. Finally, DeIM and DeAM, Inc. informed the Board of the Fund and the Board of the Portfolio, respectively, that similar subadviser approval policies are not unusual in the mutual fund industry.

Required Vote

The Fund will vote separately from the other funds in the Trust on the Subadviser Approval Policy for the Fund. The Fund will vote together with DWS Equity 500 Index Fund on the Subadviser Approval Policy for the Portfolio.

Approval of the Subadviser Approval Policy with respect to the Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of the Fund fail to approve the Subadviser Approval Policy, the current subadviser approval process will remain in effect for the Fund.

Approval of the Subadviser Approval Policy with respect to the Portfolio requires the vote of the lesser of (A) 67% or more of the Portfolio’s outstanding shares present at the Portfolio’s meeting, in person or by proxy, if more than 50% of the Portfolio’s outstanding shares are present at the meeting or represented by proxy; or (B) more than 50% of the Portfolio’s outstanding shares. If the shareholders of the Portfolio fail to approve the Subadviser Approval Policy, the current subadviser approval process will remain in effect for the Portfolio.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Subadviser Approval Policy is in the best interest of shareholders of your Fund. The Board of the Portfolio believes that approval of the proposed Subadviser Approval Policy is in the best interest of shareholders of the Portfolio. Accordingly, the Board of your Fund and the Board of the Portfolio each unanimously recommend that shareholders of your Fund and of the Portfolio, respectively, vote FOR approval of the proposed Subadviser Approval Policy as set forth in Proposal II.D.

PROPOSAL III

APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTIONS

(For your Fund and the Portfolio)

The 1940 Act requires an investment company to adopt certain specified investment restrictions that can be changed only by a shareholder vote. Those investment restrictions often are referred to as “fundamental” investment restrictions. In the past, fundamental investment restrictions were adopted by the Fund and the Portfolio, and in some cases amended by vote of the shareholders of the Fund or Portfolio, in order to reflect regulatory, business or industry conditions then in effect. With the exception of the Fund, the Boston DWS Funds are subject to fundamental investment restrictions that are, for the most part, substantially similar to one another. Because of the opportunity afforded by this Meeting, there has been a review of the Fund’s and Portfolio’s fundamental investment restrictions with the goals of simplifying the Fund’s and Portfolio’s restrictions and conforming them with the restrictions of the other various open-end funds managed by DeIM and DeAM, Inc. (which will simplify the process of monitoring compliance with the restrictions).

Proposal III seeks shareholder approval of revised fundamental investment restrictions for the Fund that are intended to accomplish those goals. Corresponding changes are being sought for the Portfolio. DeIM and DeAM, Inc. have advised the Board that, because the Fund invests in the Portfolio, which invests primarily in securities of companies in the S&P 500 Index and in derivative instruments relating to the S&P 500 Index, the proposed revisions will not affect the manner in which the Fund and Portfolio are managed. As a result, the revisions will not materially affect the investment performance or principal risks of investing in the Fund.

The current restrictions and the proposed revised restrictions are discussed in detail below. Unless otherwise noted below, the current restrictions discussed below for the Fund are identical to the current restrictions for the Portfolio, the proposed revised restrictions are identical and the analysis below applies equally to both the Fund and the Portfolio (except that references to the Fund, DeIM and the Board of the Fund should be changed to the Portfolio, DeAM, Inc. and the Board of the Portfolio, respectively). A list of the restrictions that would apply to the Fund and the Portfolio if each Sub-Proposal is approved by applicable shareholders is set forth in Exhibit L. The new fundamental investment restrictions for the Fund would become effective as soon as is practicable after the Fund’s prospectus and/or statement of additional information has been supplemented to describe the revised restrictions.

In certain revised fundamental investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Commission or another regulatory agency with jurisdiction over the Fund or the Portfolio.

Each fundamental investment restriction for the Fund is currently subject to an exception such that no investment restriction of the Fund shall prevent the Fund from investing all or substantially all of its assets in an open-end investment company with substantially the same investment objective. Approval of these Proposals would not affect that exception. The Portfolio’s investments are not subject to such an exception.

Shareholders will be asked to vote on each proposed revised fundamental investment restriction separately on the enclosed Proxy Card and Voting Instruction Form.

SUB-PROPOSAL III.A

BORROWING

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not borrow money or mortgage or hypothecate assets of the Fund (Portfolio), except that in an amount not to exceed 1/3 of the current value of the Fund’s net (Portfolio’s) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

If Sub-Proposal III.A is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The current fundamental investment restriction of the Fund prohibits it from borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case the Fund may borrow an amount not to exceed 1/3 of the current value of the Fund’s net assets. In addition, the Fund may not mortgage or hypothecate its assets, except that it may (i) pledge, mortgage and hypothecate not more than 1/3 of the current value of its net assets to secure temporary borrowings for extraordinary or emergency purposes, reverse repurchase agreements and dollar roll transactions and (ii) enter into certain other arrangements in connection with derivatives and letters of credit. The stated intent of borrowing policy was for money to be “borrowed only from banks and only either to accommodate requests for [share redemptions] while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.” Under the proposed revised fundamental investment restriction, the Fund would be prohibited from borrowing money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The proposed revisions would provide the Fund with the flexibility to borrow money and pledge its assets to the extent permitted by statutory and regulatory requirements, as they exist from time to time, if deemed to be in the best interests of the Fund by DeIM and the Board of the Fund. Currently under the 1940 Act, a fund may borrow money from a bank for any purpose and may pledge its assets for any purpose. To limit risks attendant to borrowing, a fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. Thus, under the proposed revised fundamental investment restriction and current law, the Fund would be able to borrow money and to pledge its assets for any allowable purpose, subject to these limitations. To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than would be the case if the Fund did not borrow money. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than would be the case if the Fund did not borrow money.

Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

SUB-PROPOSAL III.B

SENIOR SECURITIES

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not issue any senior security (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this policy.

If Sub-Proposal III.B is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund’s current fundamental investment restriction prohibits the issuance of any senior security if such issuance is specifically prohibited by the 1940 Act and the rules and regulations promulgated thereunder. The current fundamental investment restriction specifically exempts from classification as a senior security collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin (“Margin Arrangements”). Under the proposed revised restriction, the Fund would be prohibited from issuing senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The 1940 Act limits the ability of the Fund to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to Fund obligations that have a priority over Fund shares with respect to the distribution of Fund assets or the payment of dividends. As Margin Arrangements are not currently considered “senior securities” under the 1940 Act, the effect of the proposed fundamental investment restriction would not differ materially from that of the Fund’s current fundamental investment restriction.

SUB-PROPOSAL III.C

CONCENTRATION

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Portfolio’s (or Fund’s) investment objective, up to 25% of its total assets may be invested in any one industry.

If Sub-Proposal III.C is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund’s current fundamental investment restriction prohibits the concentration of its investments (excluding U.S. Government securities) in an industry, but permits up to 25% of its total assets to be invested in any one industry if it is deemed appropriate for the achievement of the Fund’s investment objective. The proposed revised fundamental investment restriction would prohibit the concentration of the Fund’s investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Although the 1940 Act does not define what constitutes “concentration” in an industry, the Commission has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Thus, the proposed revised restriction would have no material effect on the restrictions applicable to the Fund, unless the 1940 Act were to be amended or the Commission were to take action to liberalize or tighten the restrictions.

SUB-PROPOSAL III.D

UNDERWRITING

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not underwrite securities issued by other persons except insofar as the Portfolio (Trust or Fund) may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

If Sub-Proposal III.D is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Fund’s current fundamental investment restriction prohibits the Fund from underwriting securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The proposed revised fundamental investment restriction would re-word the current fundamental investment restriction without making any material changes, so as to have language consistent with other Boston DWS Funds.

SUB-PROPOSAL III.E

REAL ESTATE

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) … in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities).

If Sub-Proposal III.E is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

The Fund’s current fundamental investment restriction generally prohibits the purchase or sale of real estate in the ordinary course of business, including limited partnership interests, but excluding securities secured by real estate or interests therein. The current restriction also allows the Fund to hold and sell real estate acquired as a result of the Fund’s ownership of securities. The proposed revised fundamental investment restriction is substantially similar except that it explicitly permits ownership of securities of companies that deal in real estate or mortgages. Real estate-related holdings may decline in value in light of factors affecting the real estate industry, such as local market conditions, zoning and property tax law changes, occupancy level changes, adequacy of rent to cover operating expenses, changes in interest rates, management and insurance risks and social and economic trends.

SUB-PROPOSAL III.F

COMMODITIES

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not purchase or sell … commodities or commodity contracts (except futures and option contracts) in the ordinary course of business[.]

If Sub-Proposal III.F is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

The current fundamental investment restriction of the Fund prohibits the purchase of commodities or contracts related to commodities (except options contracts and futures contracts). Commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed restriction, the Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in commodities or contracts related to commodities. As a result, if this proposal is approved, the Fund would not be restricted from purchasing commodities or commodity-related instruments. The Fund’s investment strategy does not currently contemplate investments in commodities or contracts related to commodities, and DeIM does not currently anticipate proposing any changes to such investment strategy to allow such investments. Therefore, amending this investment restriction will not have a material effect on the Fund, but would provide the Fund with flexibility to invest in commodities and contracts related to commodities in the future to the extent DeIM and the Board of the Fund determine such investments could assist the Fund in achieving its investment objective and are consistent with the best interests of the Fund’s shareholders. If the Fund were to invest in a commodity or a commodity-related instrument, it would be subject to the additional risks of that particular commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. It should be noted that the current restriction does not restrict the Fund from investing in options contracts and futures contracts. The proposed restriction would not alter the Fund’s ability to make such investments.

SUB-PROPOSAL III.G

OIL, GAS AND MINERAL INTERESTS

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not purchase or sell … interests in oil, gas or mineral leases … in the ordinary course of business[.]

If Sub-Proposal III.G is approved, this fundamental investment restriction would be eliminated.

The Fund currently has a fundamental investment restriction that prohibits the purchase or sale of interests in oil, gas or mineral leases. Applicable law no longer requires that a fund have a fundamental investment restriction regarding oil, gas and mineral interests. This proposal would remove the oil, gas and mineral interests restriction, and would permit the Fund to invest in these interests. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities that derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances and foreign risks such as the existence of multinational cartels and competition.

SUB-PROPOSAL III.H

LENDING

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

If Sub-Proposal III.H is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund’s current fundamental investment restriction prohibits the Fund from making loans to other persons, with exceptions for lending the Fund’s portfolio securities up to 30% of the Fund’s total assets taken at market value, lending through the use of repurchase agreements or the purchase of short-term obligations and lending by purchasing a portion of an issue of debt securities of types distributed publicly or privately. Under the proposed revised investment restriction, the Fund would be prohibited from making loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The proposed revisions would allow the Fund to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. Commission staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their securities. Therefore, if this proposal is approved, the Fund could enter into securities loans to a slightly greater degree and could make loans of other kinds without restriction, as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. There are risks to lending, including the risk that the borrower of the Fund’s assets will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

SUB-PROPOSAL III.I

DIVERSIFICATION

The Fund’s current fundamental investment restriction states:

As a matter of fundamental policy, the Portfolio (or Fund) may not with respect to 75% of the Fund’s (Portfolio’s) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

If Sub-Proposal III.I is approved, the Fund’s new fundamental investment restriction would read:

The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund’s current fundamental investment restriction prohibits the Fund, with respect to 75% of its total assets, from investing more than 5% of its total assets (excluding cash and cash-equivalents, U.S. Government securities and the securities of other funds) in the securities of any one issuer, and from owning more than 10% of the voting securities of any one issuer. The proposed revised restriction would state that the Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Fund is now, and would remain under the proposed revised restriction, a “diversified” fund under the 1940 Act. Currently, under the 1940 Act, a “diversified” fund is generally subject to the same restrictions as are imposed by the Fund’s current fundamental investment restriction. Thus, the proposed revised restriction would have no material effect on the restrictions applicable to the S&P 500 Fund, unless the 1940 Act were to be amended or the Commission were to take action to liberalize or tighten the restrictions. It should be noted that the Portfolio does not currently have this fundamental investment restriction.

Required Vote

Approval of each proposed revised fundamental investment restriction with respect to the Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of the Fund do not approve a proposed revised fundamental investment restriction, the corresponding current fundamental investment restriction would remain in effect.

Approval of each proposed revised fundamental investment restriction with respect to the Portfolio requires in each case the vote of the lesser of (A) 67% or more of the Portfolio’s outstanding shares present at the Portfolio’s shareholder meeting, in person or by proxy, if more than 50% of the Portfolio’s outstanding shares are present at the meeting or represented by proxy; or (B) more than 50% of the Portfolio’s outstanding shares. If the shareholders of the Portfolio do not approve a proposed revised fundamental investment restriction, the corresponding current fundamental investment restriction would remain in effect.

Recommendation of the Boards

The Board of the Fund believes that each proposed revised fundamental investment restriction is in the best interests of shareholders of the Fund. The Board of the Portfolio believes that each proposed revised fundamental investment restriction is in the best interests of shareholders of the Portfolio. Accordingly, the Board of your Fund and the Board of the Portfolio each unanimously recommend that shareholders of your Fund and of the Portfolio, respectively, vote FOR each proposed revised fundamental investment restrictions as set forth in Proposal III.

PROPOSAL IV

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

AND FURTHER AMENDMENTS TO THE AMENDED AND RESTATED DECLARATION OF TRUST

(For your Fund only)

Your Fund, like other mutual funds, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The Fund is subject to Massachusetts law because it is a series of a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. The Fund currently operates under a declaration of trust of the Trust, of which it is a series.

The Trustees of the Fund recommend that the shareholders of the Fund vote to approve an Amended and Restated Declaration of Trust for the Trust (the “Revised Declaration”). (Approval of the Revised Declaration is discussed in Proposal IV.A below.) The Trustees believe that it is in the best interests of shareholders to use the opportunity presented by the Meeting to modernize the Boston DWS Funds’ current declarations of trust (the current declaration of trust for the Trust, the “Current Declaration”) and make them uniform across all of the Boston DWS Funds that they oversee. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of the Trust outstanding and entitled to vote.

The Trustees also recommend that the shareholders of the Fund vote to approve further amendments to the Revised Declaration proposed in Proposal IV.A (the “Further Amendments”). (Approval of the Further Amendments is discussed in Proposal IV.B below.) Each of the Further Amendments might be deemed to have the effect of diminishing or eliminating the voting rights of a shareholder. The Current Declaration of the Trust requires a vote of two-thirds of the shares of the Trust to approve any amendment to the Current Declaration diminishing or eliminating the voting rights of a shareholder. As a result, a two-thirds vote of shareholders of the Trust will be required to approve the Further Amendments proposed in Proposal IV.B below.

It is anticipated that the overall effect of these changes will be to make the administration of the Boston DWS Funds more efficient and to provide more flexibility for the operations of the Boston DWS Funds, within the limits of applicable law. Adoption of the Revised Declaration and/or the Further Amendments will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Revised Declaration and/or the Further Amendments.

The discussion below is qualified in its entirety by reference to the form of Revised Declaration, which is attached hereto as Exhibit M, and the form of Revised Declaration with Further Amendments, which is attached hereto as Exhibit N. If Proposal IV.B is approved by shareholders of the Trust, the declaration of trust for the Trust will be the Revised Declaration with Further Amendments attached hereto as Exhibit N (and the Revised Declaration attached hereto as Exhibit M will not become effective, regardless of whether Proposal IV.A was approved by shareholders). If Proposal IV.A is approved by shareholders of the Trust, but Proposal IV.B is not approved by shareholders of the Trust, the declaration of trust for the Trust will be the Revised Declaration attached hereto as Exhibit M.

PROPOSAL IV.A

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(For your Fund only)

The discussion below will highlight certain differences between the Current Declaration and the Revised Declaration. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive and stylistic differences between the Revised Declaration and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV.A is approved by the shareholders of the Trust, the Board will adopt Amended and Restated Bylaws for the Trust that make necessary and appropriate changes based on the Revised Declaration and other modernizing changes. No shareholder approval is required for the Amended and Restated Bylaws. In addition, if Proposal IV.A is approved by the shareholders of the Trust, the Revised Declaration will become effective when a majority of the Trustees of the Trust has signed the Revised Declaration.

Significant Changes

1.	Class Reorganizations

The Revised Declaration clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a fund into a single class of a fund (“Class Reorganizations”). The Current Declaration does not specifically contemplate Class Reorganizations.

The Revised Declaration would allow the Board added flexibility when considering Class Reorganizations to make decisions they feel are in the shareholders’ best interests, without causing a fund to incur the time and expense of soliciting shareholder approval. A Class Reorganization could, in certain circumstances, adversely affect a class’s expense ratio. If Proposal IV.A is approved, it is anticipated that DeIM will recommend that the Board consider various Class Reorganizations as part of its broader program to streamline the Fund’s operations. For example, DeIM has advised the Board that it likely would propose one or more share class combinations, including the combination of the AARP Class and Class S (both of which are direct-sold classes) for the Fund. It is anticipated that the combined AARP/S share class would adopt the expense structure that is the lower of the two current classes.

2.	Involuntary Redemptions and Small Accounts

The Current Declaration contains no explicit provisions contemplating that fees will be charged to shareholders holding accounts below a minimum account size. The Revised Declaration makes explicit that the Board may, in its discretion, impose fees on accounts that do not exceed a minimum investment amount (and may involuntarily redeem shares in any such account in payment of such fees).

The Current Declaration generally provides that the Trustees shall have the power to redeem the shares of any shareholder if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount subject to certain advance notice requirements. The Revised Declaration permits the Trust to make such involuntary redemptions as well, but also permits involuntary redemption in certain other circumstances, including: (i) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company under the Code, (ii) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (iii) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (iv) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (v) when a fund is requested or compelled to do so by governmental authority or applicable law and (vi) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Fund will provide advance notice of the intention to redeem shares involuntarily or to impose fees on accounts that do not exceed a minimum investment size. The exercise of the power to redeem shares involuntarily is subject to the provisions of the 1940 Act and any rules promulgated thereunder.

The Fund currently pays transfer agent and other costs which are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can therefore materially increase the Fund’s expense ratio. The Board believes it is important for the Fund to be able to charge an additional fee for accounts that fall below a specified minimum investment level. This would allow the Fund to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining those accounts. The Fund will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size. DeIM has advised the Board that it intends to present a proposal to the Board involving the imposition of small account fees. If the Trustees were to approve such a proposal, small account fees may be imposed in the future.

The other circumstances set forth in the Revised Declaration in which shares may be involuntarily redeemed are intended to ensure that the Trust can meet the requirements of applicable law and to enable the Trustees to protect the interests of all shareholders.

3.	Standard of Care of Certain Trustees

The Revised Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Trustee or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Current Declaration does not contain a similar provision.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a Trustee is primarily a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, the Trustees believe that a Trustee designated as chairman of the Board or any committee or other similar designations should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

4.	Demand Requirement for Derivative Actions

The Revised Declaration provides that a shareholder cannot bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Revised Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Revised Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as board members of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration. The Current Declaration does not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Revised Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The changes in the Revised Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of these changes may be to discourage suits brought against the Fund by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

5.	Retirement/Removal of Trustees

The Current Declaration states that a Trustee may be removed by two-thirds of the remaining Trustees for cause or by two-thirds of the outstanding shares with or without cause.

The Revised Declaration is substantially similar, except that: (i) a Trustee may be removed by two-thirds of the remaining Trustees with or without cause, (ii) any Trustee who is required to retire by any written policy regarding age or term limits adopted by the Trustees shall automatically be deemed to have retired without the need for further action, and (iii) any Trustee who has become incapacitated may be retired by a majority of the other Trustees.

The changes in the Revised Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee that had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A Trustee would only be removed if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise to serve the best interests of shareholders.

Other Changes

1.	The Revised Declaration clarifies that fees or charges may be imposed on shares being redeemed.

2.	The Current Declaration requires Board action by written consent to be unanimous. In contrast, the Revised Declaration permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting of, or obtaining the consent of, the entire Board and, therefore, will allow the Board to take actions more expediently if necessary, and with less expense.

3.

The Current Declaration permits the Trustees to require disclosure from shareholders of such information with respect to the direct and indirect ownership of shares as the Trustees may deem necessary to comply with applicable tax law. The Revised Declaration permits the Trustees to require such information and disclose it for any reason and, as noted above, redeem the shares of shareholders that do not comply with such a demand. The expanded power given to the Trustees will permit them to require such information when they deem it to be in the best interests of the Trust and will assist the Trustees in complying with, among other things, the Trust’s market timing policies and applicable anti-money laundering regulations.

4.	The Current Declaration does not set forth any procedures for retiring share certificates. The Revised Declaration provides that, upon written notice to a shareholder, the Trustees may cancel the shareholder’s outstanding certificates, provided that such cancellation shall not affect the ownership by such shareholder of shares and that the shares shall be recorded on the books of the Trust or its transfer agent. The Revised Declaration will permit the Trustees to cancel outstanding share certificates and thereby reduce administrative costs incurred from time to time relating to such certificates. For example, in the case of certain transactions such as a fund merger, special procedures must be instituted in order to collect and dispose of share certificates held by shareholders.

5.	The Current Declaration provides for the indemnification of Trustees and officers with certain exceptions. The Revised Declaration modifies the standard indemnification provision contained in the Current Declaration by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Revised Declaration provides that, in making either of these determinations, the Independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable fund and its shareholders.

6.	The Revised Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Revised Declaration further provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when less than a majority of the Trustees holding office have been elected by shareholders, all Trustees will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Revised Declaration gives Trustees discretion with respect to certain aspects of the determination of net asset value and certain other accounting issues. The Current Declaration generally has less flexible provisions relating to the determination of net asset value and those accounting issues.

8.	The Revised Declaration also provides that the composition of any dividend, distribution, payment for shares redeemed or payment upon liquidation, termination or dissolution (e.g., cash, securities and/or other assets) will be determined by the fund in its sole discretion and may be different among shareholders (including differences among shareholders in the same fund or class).

9.	The Revised Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust and that a Trustee will not be responsible for the act or omission of any other Trustee. Under the Revised Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. The Current Declaration did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

Required Vote

All of the funds and share classes within the Trust will vote together on the Revised Declaration, as a single class. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of the Trust outstanding and entitled to vote. If the shareholders of the Trust fail to approve the Revised Declaration, the Current Declaration will remain in effect for the Trust. The table below shows which funds are series of the Trust.

Trust	Funds
DWS Investment Trust	DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV.A.

PROPOSAL IV.B

APPROVAL OF FURTHER AMENDMENTS TO

AN AMENDED AND RESTATED DECLARATION OF TRUST

(For your Fund Only)

The discussion below will highlight certain additional differences between the Current Declaration and the Revised Declaration with Further Amendments. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive differences between the Revised Declaration with Further Amendments and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV.B is approved by the shareholders of the Trust, the Revised Declaration with Further Amendments will become effective when a majority of the Trustees has signed the Revised Declaration with Further Amendments.

Significant Changes

1.	Authority to Amend Declaration

The Current Declaration may be amended only by the vote of a majority of the shares of the Trust outstanding and entitled to vote, except that Trustees may amend the Declaration without a shareholder vote to conform the Declaration to applicable law or the requirements of the Internal Revenue Code (the “Code”), to change the name of the Trust or to make any other changes that do not adversely affect the rights of shareholders. Amendments diminishing or eliminating voting rights or reducing the amount payable upon liquidation require a vote of two-thirds of the shares of the Trust or of an affected Fund outstanding and entitled to vote.

In contrast, the Revised Declaration with Further Amendments provides for a broad general power of the Trustees to amend the Revised Declaration with Further Amendments without a shareholder vote, except for any amendment that would impair a shareholder’s voting right specifically granted in the Revised Declaration with Further Amendments, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. In addition, if a shareholder vote is required, an amendment shall require the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the action is recommended by the Board, in which case the required vote is a majority of the outstanding voting securities of the Trust. However, if the Trustees determine that an amendment only affects one or more series or classes, the amendment may be approved by vote of only such series or classes. The Revised Declaration with Further Amendments also provides that no amendments may be made that limit the rights to indemnification provided in the Revised Declaration with Further Amendments with respect to persons entitled to such protection prior to such amendment.

These changes will allow certain amendments to be adopted by the Board without the cost and delay of solicitation and a shareholder meeting when the Board determines that such an amendment is advisable. In addition, amendments (i) diminishing or eliminating voting rights or (ii) reducing the amount payable upon liquidation would require a vote of only a majority of the outstanding voting securities (assuming Board approval of such an amendment) and a vote of the Board, respectively. Any exercise of this power by the Trustees would be subject to their general fiduciary responsibilities to act in the best interests of all shareholders.

2.	Mergers, Consolidations and Sale of All Assets (“Reorganizations”)

The Current Declaration requires a shareholder vote of the Trust or a fund to approve the Reorganization of the Trust or fund. The Current Declaration does not specifically contemplate the Reorganization of a class.

The Revised Declaration with Further Amendments permits Reorganizations of the Trust, a fund or a class without a shareholder vote, except as otherwise required by applicable law. It is important to note that Rule 17a-8 under the 1940 Act requires, for Reorganizations involving affiliated funds, that the Board make certain determinations and that shareholders approve the Reorganization unless certain conditions are satisfied. Because of this requirement, some Reorganizations will require shareholder approval even though the Revised Declaration with Further Amendments would not otherwise require it.

The Revised Declaration with Further Amendments would allow the Board added flexibility when considering Reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Fund to incur the time and expense of soliciting shareholder approval.

3.	Demand Requirement for Derivative Actions

The Current Declaration provides that shareholders will have the right to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders. Because the requirements of Massachusetts law compelling a shareholder of a business corporation to make a demand on other shareholders prior to bringing a derivative claim have been eliminated, the Revised Declaration with Further Amendments does not include a provision requiring this right to vote.

The changes in the Revised Declaration with Further Amendments are intended to align more closely the rights and powers of shareholders with respect to derivative actions to those of shareholders of a Massachusetts business corporation.

Other Changes

1.	The Revised Declaration with Further Amendments, unlike the Current Declaration, does not recite the specific requirements of the 1940 Act requiring shareholder voting. The requirements of the 1940 Act requiring shareholder voting for certain contracts and other items continue to apply to the Trust under the Revised Declaration with Further Amendments, and the Revised Declaration with Further Amendments specifically provides that shareholders shall have the power to vote for Trust matters as may be required by the 1940 Act.

2.	The Revised Declaration with Further Amendments provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

3.	The Current Declaration provides that a meeting of shareholders shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. The Revised Declaration with Further Amendments does not contain such a provision. This change in the Revised Declaration with Further Amendments is intended to avoid the time and expense of holding a shareholder meeting called at the request of a small portion of the Trust’s shareholders.

4.	The Current Declaration provides that, with the approval of the holders of a majority of the shares of the Trust or a fund outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or other organization (an “Organization”) to take over all of the property of the Trust or the property of the fund or to carry on any business in which the Trust or the fund shall have any interest. The Current Declaration also provides the Trustees with the power to authorize the Organization and the Trust or fund to enter into certain transactions with each other. The Revised Declaration with Further Amendments does not contain comparable provisions.

Required Vote

All of the funds and share classes within the Trust will vote together on the Revised Declaration with Further Amendments, as a single class. Approval of the Revised Declaration with Further Amendments with respect to the Trust requires the vote of the holders of two-thirds of the shares of the Trust outstanding and entitled to vote. The table below shows which funds are series of the Trust.

Trust	Funds
DWS Investment Trust	DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration with Further Amendments is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV.B.

ADDITIONAL INFORMATION

Proxy Costs. The Fund will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Voting Instruction Form and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund, which are expected to be approximately $[[            ]]. Such costs are outside of any expense limitations or fee waivers then in effect.

Voting Power. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxy Cards and Voting Instruction Forms are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid Proxy Cards and Voting Instruction Forms will be voted in accordance with the specification thereon or, in the absence of specification, in the case of Proposal I, FOR election of all nominees and, in the case of all other Proposals, FOR approval of the Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal. For the Trust and the Fund, the presence at the Meeting of one-third of the shares of the Trust or Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on February 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and to give voting instructions to the Fund with respect to the Portfolio. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit O to this Proxy Statement.

Votes cast by Proxy Card, by Voting Instruction Form or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. For Proposals applicable to the Fund, shareholders will vote by Trust on Proposal I, Proposal IV.A and Proposal IV.B and by Fund on Proposal II.A, Proposal II.D and Proposal III. For Proposals applicable to the Portfolio, the Fund and DWS Equity 500 Index Fund will vote together as a single class on all Proposals.

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For proposals applicable to the Fund, abstentions will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.D, III, IV.A and IV.B. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of trustees, there will be no “broker non-votes” in connection with Proposal I. For proposals applicable to the Fund, “broker non-votes” will have the effect of a negative vote on Proposals II.A, II.D, III, IV.A and IV.B. Accordingly, shareholders are urged to forward their voting instructions promptly.

Echo Voting. The Fund will cast all of its votes with respect to the Portfolio’s Proposals in the same proportion as the voting instructions of the Fund’s shareholders with respect to those Proposals. Fund shareholders who do not give voting instructions will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing the Fund’s shareholders not giving voting instructions will be voted by the Trustees or officers of the Fund in the same proportion as those that represent the Fund shareholders who do, in fact, give voting instructions. Accordingly, there are not expected to be any “broker non-votes” with respect to the Portfolio’s Proposals.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit P to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than 5% of the outstanding shares of any Fund. Collectively, the Board Members and executive officers of the Fund and each nominee own [[less than 1%]] of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies and Voting Instructions. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare has been engaged to assist in the solicitation of votes for the Fund at an estimated aggregate cost of $137,604. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy or voting instruction is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card or Voting Instruction Form and to ask for the shareholder’s instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card and Voting Instruction Form. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call Computershare immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card and Voting Instruction Form for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy or voting instruction by telephone or via the Internet, the shareholder still may submit the Proxy Card and Voting Instruction Form originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card and Voting Instruction Form, they may contact Computershare toll-free at 1-866-807-2148. Any proxy or voting instruction given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation will be borne by the Fund, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and voting instructions and (d) supplementary solicitations to submit proxies and voting instructions.

Revocation of Proxies and Voting Instructions. Proxies and voting instructions, including proxies and voting instructions given by telephone or via the Internet, may be revoked at any time before they are voted or recorded either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated Proxy Card or Voting Instruction Form that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy or voting instruction previously given.

Adjournment. If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such Proposal for a reasonable period of time to permit further solicitation of proxies or voting instructions. Any adjournment as to a matter involving a Trust-wide vote or a Fund vote will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or Fund, respectively, in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies or voting instructions that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal and will vote those proxies or voting instructions required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Administrator. The administrator for the Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808. DeAM, Inc. is the administrator for the Portfolio.

Principal Underwriter. The principal underwriter for the Fund is DWS Scudder Distributors, Inc. (“DSDI”). The placement agent for the Portfolio is DSDI.

Information Concerning Independent Registered Public Accounting Firm. Each Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund and the Portfolio for the current fiscal year.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by PwC to the Fund and Portfolio during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund and Portfolio, and (ii) for engagements pre-approved by the Audit Committee for non-audit services for DeIM, DeAM, Inc. and certain entities controlling, controlled by, or under common control with DeIM and DeAM, Inc. (as applicable) that provide ongoing services to the Fund or Portfolio (collectively, the “DeIM Entities”), which engagements relate directly to the operations and financial reporting of the Fund or Portfolio, as applicable. The Audit Committee of each Board has reviewed whether the receipt by PwC of non-audit fees from the Fund, DeIM or DeAM, Inc. (as applicable) and all DeIM Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DeIM Entities	Fund	DeIM Entities	Fund	DeIM Entities
DWS S&P 500 Index Fund
2004	$21,500	$185	$431,907	$6,100	$0	$0	$0
2005	$24,700	$225	$268,900	$0	$197,605	$0	$0
DWS Equity 500 Index Portfolio
2004	$49,500	$185	$431,907	$4,200	$0	$0	$0
2005	$49,600	$225	$268,900	$0	$197,605	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s/Portfolio’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Procedures for the Fund. Certain standard and/or anticipated audit and non-audit services that may be performed for the Fund by the Fund’s independent registered public accounting firm (“Fund Services”) and certain standard and/or anticipated non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeIM Entities that relate directly to the operations and financial reporting of the Fund (“Fund-Related Adviser Services”) have been approved. Any (a) audit or non-audit services to be performed for the Fund by the Fund’s independent registered public accounting firm that are not Fund Services and (b) non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeIM Entities that relate directly to the operations and financial reporting of the Fund that are not Fund-Related Adviser Services are subject to the Audit Committee “Pre-Approval Process.”

The Pre-Approval Process requires that any engagement of the Fund’s independent registered public accounting firm for services described in (a) or (b) above be requested in a writing that details the proposed engagement, which writing should be addressed to the Fund’s Audit Committee, with copies to DeIM, and, if time reasonably permits, included in the meeting materials for the Audit Committee meeting at which such engagement will be discussed.

For pre-approval requests requiring an immediate response, the request is delivered to the Audit Committee and the requesting party must follow such delivery with a call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request, or may call a special meeting of the Audit Committee to consider the request. In the absence of the Chair of the Audit Committee, any Audit Committee member may approve or deny the request.

The Fund’s Audit Committee Pre-Approval Procedures must be reviewed and approved at least annually by the Fund’s Audit Committee.

Audit Committee Pre-Approval Procedures for the Portfolio. Generally, the Portfolio’s Audit Committee must pre-approve (i) all services to be performed for the Portfolio by the Portfolio’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Portfolio’s independent registered public accounting firm for the DeIM Entities with respect to operations and financial reporting of the Portfolio, except that the Chairman of the Portfolio’s Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Portfolio’s Audit Committee no later than the next Portfolio Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and Portfolio and to the DeIM Entities for the two most recent fiscal years for the Fund and Portfolio.

Name of Fund	Non-Audit Fees
DWS S&P 500 Index Fund
2004	$259,372
2005	$302,240
DWS Equity 500 Index Portfolio
2004	$257,472
2005	$302,240

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at the following address: Two International Place, 13th Floor, Boston, Massachusetts 02110-4103.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy or voting instruction in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy or voting instruction the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the president or secretary of the Trust upon the written request of the holders of 10% or more of the total number of shares of the Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD OR VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT 1-866-807-2148.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND VOTING INSTRUCTION FORM AND TO RETURN THEM IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND VOTING INSTRUCTION FORM FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

BOSTON DWS FUNDS (AND ASSOCIATED TRUST/CORPORATION)

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Cash Investment Trust	Scudder Cash Investment Trust

DWS Funds Trust	Scudder Funds Trust
DWS Short Term Bond Fund	Scudder Short Term Bond Fund

DWS Global/International Fund, Inc.	Global/International Fund, Inc.
DWS Emerging Markets Fixed Income Fund	Scudder Emerging Markets Income Fund
DWS Global Bond Fund	Scudder Global Bond Fund
DWS Global Opportunities Fund	Scudder Global Discovery Fund
DWS Global Thematic Fund	Scudder Global Fund

DWS Income Trust	Scudder Income Trust
DWS GNMA Fund	Scudder GNMA Fund

DWS International Fund, Inc.	Scudder International Fund, Inc.
DWS Emerging Markets Equity Fund	Scudder Emerging Markets Fund
DWS Europe Equity Fund	Scudder Greater Europe Fund
DWS International Fund	Scudder International Fund
DWS Latin America Equity Fund	Scudder Latin America Fund
DWS Pacific Opportunities Equity Fund	Scudder Pacific Opportunities Fund

DWS Investment Trust	Investment Trust
DWS Capital Growth Fund	Scudder Capital Growth Fund
DWS Growth & Income Fund	Scudder Growth and Income Fund
DWS Large Company Growth Fund	Scudder Large Company Growth Fund
DWS S&P 500 Index Fund*	Scudder S&P 500 Index Fund
DWS Small Cap Core Fund	Scudder Small Company Stock Fund

DWS Money Market Trust	Scudder Money Market Trust
DWS Money Market Series	Money Market Series

DWS Municipal Trust	Scudder Municipal Trust
DWS High Yield Tax Free Fund	Scudder High Yield Tax Free Fund
DWS Managed Municipal Bond Fund	Scudder Managed Municipal Bond Fund

DWS Mutual Funds, Inc.	Scudder Mutual Funds, Inc.
DWS Gold & Precious Metals Fund	Scudder Gold and Precious Metals Fund

DWS Pathway Series	Scudder Pathway Series
DWS Conservative Allocation Fund	Pathway Conservative Portfolio
DWS Growth Plus Allocation Fund	Pathway Growth Plus Portfolio
DWS Growth Allocation Fund	Pathway Growth Portfolio
DWS Moderate Allocation Fund	Pathway Moderate Portfolio

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Portfolio Trust	Scudder Portfolio Trust
DWS Core Plus Income Fund	Scudder Income Fund

DWS Securities Trust	Scudder Securities Trust
DWS Health Care Fund	Scudder Health Care Fund
DWS Small Cap Value Fund	Scudder Small Company Value Fund

DWS State Tax Free Trust	Scudder State Tax-Free Trust
DWS Massachusetts Tax-Free Fund	Scudder Massachusetts Tax-Free Fund

DWS Tax Free Money Fund	Scudder Tax Free Money Fund

DWS Tax Free Trust	Scudder Tax Free Trust
DWS Intermediate Tax/AMT Free Fund	Scudder Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund	Scudder U.S. Treasury Money Fund

DWS Value Equity Trust	Value Equity Trust
DWS Enhanced S&P 500 Index Fund	Scudder Select 500 Fund
DWS Equity Income Fund	Scudder Tax Advantaged Dividend Fund

DWS Variable Series I	Scudder Variable Series I
DWS Bond VIP	Bond Portfolio
DWS Capital Growth VIP	Capital Growth Portfolio
DWS Global Opportunities VIP	Global Discovery Portfolio
DWS Growth & Income VIP	Growth and Income Portfolio
DWS Health Care VIP	Health Sciences Portfolio
DWS International VIP	International Portfolio
Money Market VIP	Money Market Portfolio

*	Denotes fund covered by this proxy statement.

NEW YORK DWS FUNDS (AND ASSOCIATED TRUST/CORPORATION)

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
Cash Management Portfolio	Scudder Cash Management Portfolio

Cash Reserve Fund, Inc.	Cash Reserve Fund, Inc.
Prime Series	Prime Series
Treasury Series	Treasury Series
Tax-Free Series	Tax-Free Series

DWS Advisor Funds	Scudder Advisor Funds
DWS International Equity Fund	Scudder International Equity Fund
DWS Short Duration Plus Fund	Scudder Limited-Duration Plus Fund
DWS Mid Cap Growth Fund	Scudder Mid Cap Growth Fund
DWS Small Cap Growth Fund	Scudder Small Cap Growth Fund

DWS Advisor Funds II	Scudder Advisor Funds II
DWS EAFE Equity Index Fund	Scudder EAFE Equity Index Fund
DWS U.S. Bond Index Fund	Scudder U.S. Bond Index Fund

DWS Advisor Funds III	Scudder Advisor Funds III
DWS Lifecycle Long Range Fund	Scudder Lifecycle Long Range Fund

DWS Communications Fund	Scudder Flag Investors Communications Fund, Inc.
DWS Communications Fund	Scudder Flag Investors Communications Fund

DWS Equity 500 Index Portfolio*	Scudder Equity 500 Index Portfolio

DWS Equity Partners Fund	Scudder Flag Investors Equity Partners Fund, Inc.
DWS Equity Partners Fund	Scudder Flag Investors Equity Partners Fund

DWS Institutional Funds	Scudder Institutional Funds
DWS Equity 500 Index Fund	Scudder Equity 500 Index Fund
DWS International Equity Fund Institutional	Scudder International Equity Fund Institutional
DWS Commodity Securities Fund	Scudder Commodity Securities Fund
DWS Inflation Protected Plus Fund	Scudder Inflation Protected Plus Fund

DWS International Equity Portfolio	Scudder International Equity Portfolio

DWS Investment Portfolios	Scudder Investment Portfolios
DWS EAFE Equity Index Portfolio	Scudder EAFE Equity Index Portfolio
DWS Short Duration Plus Portfolio	Scudder Limited Duration Plus Portfolio
DWS U.S. Bond Index Portfolio	Scudder U.S. Bond Index Portfolio

DWS Investments Trust	Scudder MG Investments Trust
DWS Core Fixed Income Fund	Scudder Fixed Income Fund
DWS High Income Plus Fund	Scudder High Income Plus Fund
DWS International Select Equity Fund	Scudder International Select Equity Fund
DWS Micro Cap Fund	Scudder Micro Cap Fund
DWS Short Duration Fund	Scudder Short Duration Fund
DWS Short-Term Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund

Current Trust/Corporation and Fund Name	Former Trust/Corporation and Fund Name
DWS Investments VIT Funds	Scudder Investments VIT Funds
DWS Equity 500 Index VIP	Scudder VIT Equity 500 Index Fund
DWS Small Cap Index VIP	Scudder VIT Small Cap Index Fund
DWS RREEF Real Estate Securities VIP	Scudder Real Estate Securities Portfolio

DWS Investors Funds, Inc.	Scudder Investors Funds, Inc.
DWS Japan Equity Fund	Scudder Japanese Equity Fund

DWS RREEF Securities Trust	Scudder RREEF Securities Trust
DWS RREEF Real Estate Securities Fund	Scudder RREEF Real Estate Securities Fund

DWS Value Builder Fund	Scudder Flag Investors Value Builder Fund, Inc.
DWS Value Builder Fund	Scudder Flag Investors Value Builder Fund

Treasury Money Portfolio	Scudder Treasury Money Portfolio

*	Denotes fund covered by this proxy statement.

EXHIBIT B

NOMINEE SHARE OWNERSHIP

As of December 31, 2005, the nominees and the officers of the Trust and the Portfolio as a whole owned [[less than 1%]] of the outstanding shares of any class of the Fund. Because the Portfolio is a master portfolio not publicly offered, no nominee or officer of the Trust or the Portfolio owns shares of the Portfolio.

The following tables show the dollar range of equity securities beneficially owned by each nominee in the Fund as of December 31, 2005.

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the nominee as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of DeAM in 2005.

Name of Nominee	DWS S&P 500 Index Fund	DWS Equity 500 Index Portfolio
Independent Nominees
Dawn-Marie Driscoll	$10,001 – $50,000	None
Henry P. Becton, Jr.	$10,001 – $50,000	None
Keith R. Fox	None	None
Kenneth C. Froewiss	None	None
Jean Gleason Stromberg	None	None
Carl W. Vogt	None	None
Martin J. Gruber	None	None
Richard J. Herring	None	None
Graham E. Jones	None	None
Rebecca W. Rimel	$50,001 – $100,000	None
Philip Saunders, Jr.	$50,001 – $100,000	None
William N. Searcy	None	None
Interested Nominee
Axel Schwarzer	None	None

B-1

EXHIBIT C

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to each nominee by the Fund and the Portfolio for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for calendar year 2005. Mr. Froewiss became a member of the Board of the Fund on September 15, 2005. Mr. Schwarzer was nominated for election to the Boards of the Fund and the Portfolio on December 2, 2005, is an interested person of the Fund and the Portfolio and received no compensation from the Fund, the Portfolio or any fund in the DWS fund complex during the relevant periods. No Board Member of the Fund or the Portfolio receives pension or retirement benefits from the Fund or the Portfolio, respectively.

	Aggregate Compensation from Fund/ Portfolio ($)
Name of Nominee	DWS S&P 500 Index Fund	Equity 500 Index Portfolio
Current Board Member Nominees
Dawn-Marie Driscoll	3,553	0
Henry P. Becton, Jr.	2,918	0
Keith R. Fox	3,300	0
Kenneth C. Froewiss	0	0
Jean Gleason Stromberg	2,733	0
Carl W. Vogt	3,161	0
Other Nominees
Martin J. Gruber	0	8,751
Richard J. Herring	0	8,832
Graham E. Jones	0	9,455
Rebecca W. Rimel	0	9,614
Philip Saunders, Jr.	0	9,588
William N. Searcy	0	9,938

Name of Nominee	Total Compensation from Fund, the Portfolio and the Fund Complex(1)
Independent Nominees
Henry P. Becton, Jr. (3)(4)(5)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox (3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(4)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring (7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049
Interested Nominee
Axel Schwarzer	N/A

(1)	The Fund Complex is composed of 165 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the board of the Boston DWS Funds in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Boston DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the board of the Boston DWS Funds in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by DeAM.
(6)	Mr. Froewiss was appointed to the board of the Boston DWS Funds on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Mr. Herring $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the board of the New DWS Funds in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the New York DWS Funds.

The Portfolio has adopted a Retirement Plan for Board Members who are not employees of the Portfolio, the Portfolio’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Retirement Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the New York DWS Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

The Nominating/Corporate Governance Committee of each Board, composed entirely of Independent Board Members, periodically reviews and recommends compensation for applicable Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board Member compensation, the Nominating/Corporate Governance Committee considers, among other factors, the time commitment involved in serving as a Board Member of the applicable funds, the fiduciary responsibilities of Board Members and the number and complexity of the funds overseen by Board Members.

EXHIBIT D

OFFICERS(1)

Unless otherwise indicated, (i) the address of each officer below is Two International Place, Boston, Massachusetts 02110 and (ii) the officer serves in such positions and for such periods indicated below for both the Fund and the Portfolio.

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael Colon(3) (1969) President, 2006-present	Managing Director(2) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006)	N/A

John Millette (1962) Vice President and Secretary, 1999-present (the Fund); Secretary, 2003-present (the Portfolio)	Director(2), Deutsche Asset Management	N/A

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	N/A

Patricia DeFilippis(3) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	N/A

Elisa D. Metzger (1962) Assistant Secretary, 2005-present	Director(2), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	N/A

Caroline Pearson (1962) Assistant Secretary, 1997-present (the Fund) and 2002-present (the Portfolio)	Managing Director(2), Deutsche Asset Management	N/A

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(2), Deutsche Asset Management	N/A

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(2), Deutsche Asset Management	N/A

D-1

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

John Robbins(3) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(2), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	N/A

Philip Gallo(3) (1962) Chief Compliance Officer, 2004-present	Managing Director(2), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	N/A

A. Thomas Smith (1956) Chief Legal Officer, 2005-present	Managing Director(2), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	N/A

(1)	As a result of their respective positions held with DeAM, these individuals are considered “interested persons” of the Fund and Portfolio within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund or Portfolio.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.

D-2

EXHIBIT E

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among DWS Investment Trust, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Management Agreement dated [            ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

1. Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

      To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) Except as provided below in this Section 1, for all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [[            ]]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

(e) No fee shall be due under this Agreement with respect to a Fund if the Trustees invest substantially all of the Fund’s investment assets in a registered investment company which operates as a “master portfolio.”

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive.    The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series.    In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents.    Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated September 20, 1984, as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “DWS Investment Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this

Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DWS Investment Trust

By:
[Name of Officer]
[Title]

DWS Investment Trust, on

behalf of the Funds set out on Schedule I

By:
[Name of Officer]
[Title]

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
[Name]
[Title]

SCHEDULE I

FUNDS

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

EXHIBIT F

FACTORS CONSIDERED IN CONNECTION WITH BOARD REVIEW OF FUND CONTRACT

In determining to approve the continuation of the Fund’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. In this regard, the Board took into account the management fee paid to DeAM, Inc. by the DWS Equity 500 Index Portfolio. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund. More detailed information about the fees and expenses of the Fund as of December 31, 2004 is included in Exhibit F-1 to this Proxy Statement.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board took into account the management fee paid to DeAM, Inc. by the DWS Equity 500 Index Portfolio. The Board concluded that the Fund’s fee schedule represent an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expenses of the Fund, including relative to the Fund’s respective peer group as determined by Lipper. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe. More detailed information about the fees and expenses of the Fund as of December 31, 2004 is included in Exhibit F-1 to this Proxy Statement.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance. More detailed information about the performance of the Fund for periods ended June 30, 2005 is included in Exhibit F-1 to this Proxy Statement.

•	The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that Deutsche Asset Management is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

•

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the

F-1

fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, DeAM’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability of most comparable firms for which such data was available.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

The Board evaluated the current investment management arrangement in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of such Agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current investment management agreements.

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EXHIBIT F-1

BOARD APPROVAL DISCLOSURE

DWS S&P 500 INDEX FUND

In approving the current investment management agreement, the Board also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class S) was in the 2nd quartile for each of the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the current investment management agreement showed that the Fund’s management fee (Class S) was in the 2nd quartile of the Fund’s expense universe. The Fund’s total expenses (Class S) were in the 3rd quartile of the Fund’s expense universe.

The Board noted that the Fund invests all of its assets in a master portfolio, that DeIM receives no management fee from the Fund and that, for the most recent fiscal year end, the actual amount the master portfolio paid in advisory fees, net of waivers, was 0.05% of average daily net assets. In light of these circumstances, the Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that each Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund.

F1-1

EXHIBIT G

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets as of 12/31/05 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Index-Related Funds

DWS EAFE Equity Index Fund		0.250% of net assets

DWS Enhanced S&P 500 Index Fund		0.500% to $500 million
0.475% next $500 million
0.450% thereafter

DWS Equity 500 Index Fund		0.050% of net assets

DWS Equity 500 Index Portfolio

DWS S&P 500 Index Fund		0.050% of net assets

DWS U.S. Bond Index Fund		0.150% of net assets

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EXHIBIT H

INFORMATION REGARDING THE FUND’S AND THE PORTFOLIO’S

RELATIONSHIP WITH DEIM OR DEAM, INC. AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund or the Portfolio, respectively;

•	That is an affiliated person of such person; or

•	That is an affiliated person of a person that is an affiliated person of the Fund, DeIM, the Fund’s principal underwriter or the Fund’s administrator or the Portfolio, DeAM, Inc., the Portfolio’s placement agent or the Portfolio’s administrator, respectively.

DWS S&P 500 Index Fund

The Fund did not pay any commissions to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
[ ]	[ ]	[	]
[ ]	[ ]	[	]

DWS Equity 500 Index Portfolio

The Portfolio did not pay any commissions to Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Portfolio to DeAM, Inc. and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Portfolio (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Portfolio Investment Management Agreement is approved.

Name	Services	Amount of Fee
Investment Company Capital Corp.	Administration	[	]
[ ]	[ ]	[	]

H-1

EXHIBIT I

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among DWS Equity 500 Index Portfolio, a New York trust (the “Trust”), and Deutsche Asset Management, Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The Trust engages in the business of investing and reinvesting its assets in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of the Trust included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to the Trust on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Management Agreement dated April 25, 2003.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust and the Adviser agree as follows:

2. Appointment and Services.

(d) The Trust appoints the Adviser to act as investment manager to the Trust. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(e) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of the Trust in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Trust; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage the Trust so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Trust’s administrator or other agent, the Trust’s compliance with its investment and tax guidelines and other compliance policies. The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing the Trust in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust.

(f) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Trust and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the Trust’s policies as set out in the Prospectus and SAI of the Trust or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of the Trust’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by the Trust, to the extent reasonably required by such valuation policies and procedures as may be adopted by the Trust.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(iv) periodic reports on the investment performance of the Trust;

(v) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(vi) to the extent held by the Adviser, all of the Trust’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to the Trust’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Trust, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying the Trust’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of the Trust and unpaid.

(b) The “average daily net assets” of the Trust will mean the average of the values placed on the Trust’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Trust lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Trust will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for the Trust does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Trust as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Trust’s portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Trust’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to the Trust, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Trust: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, the Trust’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of the Trust’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Trust; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Trust (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Trust’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or

(ii) the Trust will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Trust (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Trust (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Trust, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Trust, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Trust. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, the Trust’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for the Trust on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Trust order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, the Trust may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to the Trust’s administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust pursuant to this Agreement, the Trust agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to the Trust at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Trust or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive. The Adviser’s services to the Trust pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Trust and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time.

Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Trust.

10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of the Trust, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Trust’s account with brokers or dealers selected by it in accordance with Trust policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of the Trust, it will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

11. Additional Series. In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents. Copies of the Registration Statement and the Trust’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust:

(i) The Declaration dated December 11, 1991, as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13.	Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause the Trust to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

EQUITY 500 INDEX PORTFOLIO

By:
[Name of Officer] [Title]

DEUTSCHE ASSET MANAGEMENT, INC.

By:
[Name] [Title]

EXHIBIT J

COMPARISON OF PORTFOLIO INVESTMENT MANAGEMENT AGREEMENT

TO CURRENT PORTFOLIO MANAGEMENT AGREEMENT

Investment Management Agreement	Current Management Agreement

Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of the Portfolio in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Portfolio and the Investment Company Act of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Portfolio and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the Portfolio’s policies as set out in the Prospectus and SAI of the Portfolio or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of the Portfolio’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Adviser shall manage the Portfolio’s affairs and shall supervise all aspects of the Portfolio’s operations including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio’s assets, subject at all times to the policies and control of the Board. The Adviser shall give the Portfolio the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

In carrying out its obligations, the Adviser shall:

(a) supervise and manage all aspects of the Portfolio’s operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio;

(c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio’s portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Portfolio’s portfolio;

(d) determine which issuers and securities shall be represented in the Portfolio’s portfolio and regularly report thereon to the Trust’s Board; and

(e) take all actions necessary to carry into effect the Portfolio’s purchase and sale programs.

Fund Administration Services

None.	The Adviser shall provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Portfolio’s principal office:.

Expenses

The Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Portfolio (including the Portfolio’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to the Portfolio, the services of such of its directors, officers and employees as may duly be elected officers of the Portfolio, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Portfolio other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Portfolio’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Portfolio: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Portfolio; the Portfolio’s custodian or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Adviser shall furnish, at its expense and without cost to the Portfolio, the services of one or more officers of the Adviser, to the extent that such officers may be required by the Portfolio for the proper conduct of its affairs.

The Portfolio assumes and shall pay or cause to be paid all other expenses of the Portfolio, including, without limitation: payments to the Portfolio’s distributor under the Portfolio’s plan of distribution; the charges and expenses of any register, any custodian or depository appointed by the Portfolio for the safekeeping of the Portfolio’s cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Portfolio; brokers’ commissions chargeable to the Portfolio in connection with portfolio securities transactions to which the Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Portfolio to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Portfolio and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Portfolio and supplements thereto to the Portfolio’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Portfolio’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Portfolio who are not interested persons (as defined in the 1940 Act) of the Portfolio and of the independent certified public accountants, in connection with any matter relating to the Portfolio; membership dues of industry associations; interest payable on Portfolio borrowings; postage, insurance premiums on property or personnel (including officers and Trustees) of the Portfolio which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Portfolio’s operation unless otherwise explicitly provided herein.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Portfolio will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying the Portfolio’s prior day’s net assets by 0.15% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of the Portfolio and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In addition to the foregoing, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Delegation

Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the	Subject to the prior approval of a majority of the members of the Portfolio’s Board of Trustees, including a majority of the Trustees who are not ‘interested persons,’ as defined in the 1940 Act,

shareholders of the Portfolio, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.	the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Adviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Adviser’s duties and may adjust the duties of such entity, the portion of Portfolio assets that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust’s Board who are not ‘interested persons,’ as defined in the 1940 Act; provided, that the Adviser shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Brokerage Selection

Subject to the policies established by, and any direction from the Portfolio’s Board the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Portfolio. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Portfolio or be in breach of any obligation owing to the Portfolio under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by the Portfolio’s Prospectus and SAI.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in the Portfolio’s prospectus and statement of additional information.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Portfolio or be in breach of any obligation owing to the Portfolio under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Portfolio to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by the Portfolio’s prospectus and statement of additional information.

Transactions with Affiliates

Subject to the policies established by, and any direction from, the Portfolio’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for the Portfolio on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	Subject to the policies established by the Board in compliance with applicable law, the Adviser may permit any of its affiliates to execute portfolio transactions for the Portfolio on an agency basis. The commissions paid to any of its affiliates must be made in conformity with Rule 17e-1 under the 1940 Act.

Allocation of Investment Opportunities

Whenever the Portfolio and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Portfolio.	If the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser or its affiliates may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

Activities of Manager

The Adviser’s services to the Portfolio pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Portfolio are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser

As an inducement to the Adviser undertaking to provide services to the Portfolio pursuant to this Agreement, the Portfolio agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Portfolio or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least	This Agreement, unless sooner terminated, shall remain in effect with respect to the Trust on behalf of the Portfolio until two years after the date first set forth above, and thereafter, for periods of one year so annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Portfolio, or by the vote of a majority of the outstanding voting securities of the Portfolio. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Portfolio’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Portfolio. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Portfolio. This Agreement will automatically and immediately terminate in the event of its assignment.

Amendment

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

EXHIBIT K

FACTORS CONSIDERED IN CONNECTION WITH BOARD

REVIEW OF PORTFOLIO CONTRACT

The Board, including the Funds’ Independent Board Members, received information from Deutsche Asset Management to assist them in their consideration of the Funds’ Current Management Agreements. The Board received and considered a variety of information about Deutsche Asset Management, its affiliated service providers and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed all the Funds for which the Board has responsibility. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to Deutsche Asset Management by similar funds and institutional accounts advised by Deutsche Asset Management. The Board gave only limited consideration to fees paid by similar institutional accounts advised by Deutsche Asset Management, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds. See Appendix M-1 for comparative management fee information provided by Lipper and considered by the Board in connection with each Fund.

•	The extent to which economies of scale would be realized as the Funds grow. As part of its consideration, the Board considered whether the proposed management fee schedules should contain breakpoints or if existing breakpoints should be revised. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. The Board determined that each Fund’s fee schedule represents an appropriate sharing between Fund shareholders and Deutsche Asset Management of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including in comparison to each Fund’s respective peer group as determined by Lipper. See Appendix M-1 for operating expense information provided by Lipper and considered by the Board in connection with each Fund. In this regard, the Board considered that the various expense limitations agreed to by Deutsche Asset Management effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that no Fund’s total operating expenses would be uncompetitive relative to the applicable Lipper universe.

•	The investment performance of each Fund and Deutsche Asset Management, both absolute and relative to various benchmarks and industry peer groups. See Appendix M-1 for performance information provided by Lipper and considered by the Board in connection with each Fund. The Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of Deutsche Asset Management the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that Deutsche Asset Management has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of services provided by Deutsche Asset Management. The Board considered extensive information regarding Deutsche Asset Management, including Deutsche Asset

Management’s personnel (particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered the terms of the Current Management Agreements, including the scope of services provided under those agreements and the current administrative services agreements. In this regard, the Board concluded that the quality and range of services provided by Deutsche Asset Management have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, Deutsche Asset Management and its affiliates from their relationships with the Funds. In analyzing Deutsche Asset Management’s costs and profits, the Board also reviewed the fees paid to and services provided by Deutsche Asset Management and its affiliates with respect to administrative services, fund accounting, shareholder servicing, transfer agency, sub-recordkeeping and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by Deutsche Asset Management and its affiliates in providing services to the Funds.

•	Deutsche Asset Management’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including its soft dollar practices. In this regard, the Board observed that Deutsche Asset Management had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	Deutsche Asset Management’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Deutsche Asset Management’s commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years. The Board noted in particular the experience and seniority of Deutsche Asset Management’s chief compliance officer, the large number of personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	The commitment of Deutsche Bank, Deutsche Asset Management’s parent company, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Board evaluated the Current Management Agreement in light of the proposed changes to such agreement being submitted to shareholders and the fact that the Current Management Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue each Fund’s Current Management Agreement and concluded that the continuation of such Agreements was in the best interests of each Fund’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board reached considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Current Management Agreements.

EXHIBIT L

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

IV.A	The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

IV.B	The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

IV.C	The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

IV.D	The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that a Portfolio (or Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities.

IV.E	The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (or Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio (or Fund) ownership of securities.

IV.F	The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

IV.G	None.

IV.H	The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

IV.I	The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

L-1

EXHIBIT M

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENT TRUST

DATED

[                    ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENT TRUST

DATED [                     ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [    ] day of [            ], 2006 by the Trustees hereunder.

WHEREAS, the DWS Investment Trust was established pursuant to a Declaration of Trust dated September 20, 1984 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3(a) of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS INVESTMENT TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. If at any time less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders’ meeting for the election of all of the Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (vi) with respect to any investment advisory or management contract entered into pursuant to Section 3.2; (vii) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (viii) with respect to incorporation of the Trust, or any Series to the extent and as provided in Section 8.5; (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Each whole Share outstanding on the record date established in accordance with the Declaration or By-Laws shall entitle the holder thereof one vote as to any matter on which such Shareholder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable, and shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of the Outstanding Shares of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the

Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

(b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series.

Section 8.5. Incorporation. With the approval of the holders of a majority of the Shares of the Trust or any Series outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS INVESTMENT TRUST

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [            ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [            ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Capital Growth Fund	Class A
Class B
Class C
Class R
Class S
AARP Class
Institutional Class

DWS Growth & Income Fund	Class A
Class B
Class C
Class R
Class S
AARP Class
Institutional Class

DWS Large Company Growth Fund	Class A
Class B
Class C
Class R
Class S
AARP Class
Institutional Class

DWS S&P 500 Index Fund	Class A
Class B
Class C
Class S
AARP Class

DWS Small Cap Core Fund	Class A
Class B
Class C
Class S
AARP Class

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this              day of [            ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT N

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENT TRUST

DATED

[                    ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENT TRUST

DATED [                    ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [    ] day of [                    ], 2006 by the Trustees hereunder.

WHEREAS, the DWS Investment Trust was established pursuant to a Declaration of Trust dated September 20, 1984 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3(a) of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS INVESTMENT TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust

Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders.

Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which such it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities

(including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or

Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS INVESTMENT TRUST

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [            ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [            ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Capital Growth Fund	Class A
Class B
Class C
Class R
Class S
AARP Class
Institutional Class

DWS Growth & Income Fund	Class A
Class B
Class C
Class R
Class S
AARP Class
Institutional Class

DWS Large Company Growth Fund	Class A
Class B
Class C
Class R

Class S
AARP Class
Institutional Class

DWS S&P 500 Index Fund	Class A
Class B
Class C
Class S
AARP Class

DWS Small Cap Core Fund	Class A
Class B
Class C
Class S
AARP Class

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this      day of [            ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT O

SHARES OF FUND OUTSTANDING AS OF RECORD DATE

Class	Shares Outstanding
A	4,931,001.48
B	202,916.74
C	218,868.57
AARP	20,438,246.45
S	17,540,231.48

O-1

EXHIBIT P

FUND 5% SHAREHOLDERS

Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
A	DWS Trust Company FBO Mitsui Kinzoku North American 401(k) Plan Attn: Asset Reconciliation Department Salem, NH 03079-1143	486,785.67	9.87%
	DWS Trust Company FBO IBEW Local Union #252 Contribution/401(k) Plan Attn: Asset Reconciliation Department Salem, NH 03079-1143	385,065.34	7.81%
	DWS Trust Company FBO American Retirement Corporation 401(k) Plan Attn: Asset Reconciliation Department Salem, NH 03079-1143	368,936.18	5.46%
	State Street Bank & Trust FBO ADP/DWS Scudder Choice 401(k) Product Florham Park, NJ 07932-1502	252,820.98	5.13%
	DWS Trust Company FBO MacDonald Dettwiler Technologies Inc. Retirement Savings Plan Attn: Asset Reconciliation Department Salem, NH 03079-1143	247,197.27	5.01%

C	John Silberman Associates PC John Silberman, Trustee FBO John Silberman Association New York, NY 10022-2141	17,187.13	7.86%
	Master Plan Builders Inc. 401K Robert Struharik, Trustee FBO Master Plan Builders North Lima, OH 44452-8555	11,007.63	5.03%

P-1

EYE.95-ISNP

FORM OF PROXY

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-XXX-XXX-XXXX OR LOG ON TO [INTERNET WEB SITE ADDRESS]

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***	PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

DWS S&P 500 Index Fund

PROXY SPECIAL MEETING OF SHAREHOLDERS – MAY 5, 2006

The undersigned hereby appoints Patricia De Filippis, John Millette and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 5, 2006 at 4:00 p.m. (Eastern time), and at any adjournments thereof.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

[NAME]
[ADDRESS]

SIGNATURE(S) OF SHAREHOLDER(S)

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-XXX-XXX-XXXX OR LOG ON TO INTERNET WEB SITE ADDRESS

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED IN SPACE PROVIDED)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
PROPOSAL I

Proposal to elect all nominees for the Fund.	☐	☐

NOMINEES:

(01) Henry P. Becton, Jr. (02) Dawn-Marie Driscoll (03) Keith R. Fox (04) Kenneth C. Froewiss (05) Martin J. Gruber (06) Richard J. Herring (07) Graham E. Jones (08) Rebecca W. Rimel (09) Philip Saunders, Jr. (10) William N. Searcy (11) Jean Gleason Stromberg (12) Carl W. Vogt (13) Axel Schwarzer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

PROPOSAL II.A	FOR	AGAINST	ABSTAIN

Proposal to approve an amended and restated investment management agreement for the Fund.	☐	☐	☐

PROPOSAL II.D	FOR	AGAINST	ABSTAIN

Proposal to approve a subadviser approval policy for the Fund.	☐	☐	☐

PROPOSAL III	FOR	AGAINST	ABSTAIN

Proposal to approve revised fundamental investment restrictions for the Fund regarding:

IV-A. Borrowing	☐	☐	☐

IV-B. Senior Securities	☐	☐	☐

IV-C. Concentration	☐	☐	☐

IV-D. Underwriting	☐	☐	☐

IV-E. Real Estate	☐	☐	☐

IV-F. Commodities	☐	☐	☐

IV-G. Oil, Gas and Mineral Interests	☐	☐	☐

IV-H. Lending	☐	☐	☐

IV-I. Diversification	☐	☐	☐

PROPOSAL IV.A	FOR	AGAINST	ABSTAIN

Proposal to approve an amended and restated declaration of trust.	☐	☐	☐

PROPOSAL IV.B	FOR	AGAINST	ABSTAIN

Proposal to approve further amendments to an amended and restated declaration of trust.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE